As filed with the Securities and Exchange Commission on November 21, 1995
                                                 Registration No. 2-88602
==========================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ___________________

                        POST-EFFECTIVE AMENDMENT NO. 9
                                   FORM S-6
                  FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2
                             ___________________

A.    Exact Name of Trust:
                          NATIONAL MUNICIPAL TRUST,
                               First Put Series
                    (14 Day Repurchase--Collateral Backed)

B.    Name of depositor:
                      PRUDENTIAL SECURITIES INCORPORATED

C.    Complete address of depositor's principal executive office:
                              One Seaport Plaza
                               199 Water Street
                           New York, New York 10292

D.    Name and complete address of agent for service:
                                                Copy to:
         LEE B. SPENCER, JR. ESQ.           KENNETH W. ORCE, ESQ.
   PRUDENTIAL SECURITIES INCORPORATED     CAHILL GORDON & REINDEL
             One Seaport Plaza                  80 Pine Street
             199 Water Street              New York, New York 10005
          New York, New York 10292

It is proposed that this filing will become effective (check appropriate box.)

 ___
/  / immediately upon filing on (date) pursuant to paragraph (b);
 ___
/X / on November 30, 1995 pursuant to paragraph (b);
 ___
/__/ 60 days after filing pursuant to paragraph (a);
 ___
/__/ on (date) pursuant to paragraph (a) of rule 485.

CUSIPS: (M) 637013285R; (Q) 637013293R; (S) 637013301R

Prospectus--PART I

--------------------------------------------------------------------------------

                                              NATIONAL MUNICIPAL TRUST
                                                  First Put Series
                                                       (14 Day
Repurchase--Collateral Backed)
NMT

                   STANDARD & POOR'S CORPORATION RATING: AAA

--------------------------------------------------------------------------------

OFFERING: The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See ``Rights of Unit Holders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption'' and ``Public Offering--Market for Units.'' The price at which the Units offered hereby were acquired was not less than the redemption price determined as provided herein. See ``Rights of Unit Holders--Redemption--Computation of Redemption Price Per Unit.''

THE TRUST is a unit investment trust formed for the purposes of providing tax-exempt income while conserving capital through investment in a fixed portfolio of long-term municipal bonds the interest on which is exempt from all Federal income taxes (except in certain instances depending upon the Unit holder) at the time of issuance, in the opinion of bond counsel for the issuing governmental authority. All of the Bonds in the portfolio were issued on behalf of states, counties, territories, possessions or municipalities of the United States or authorities, agencies, instrumentalities or political subdivisions thereof. (See ``The Trust.'') The Seller of the Bonds to the Trust has committed itself (with respect to Bonds acquired from it) to repurchase any Bonds for an amount equal to their Cost to the Trust plus accrued interest on 14 days' notice under certain circumstances. (See ``The Trust--The Repurchase Commitments.'') The Seller's Repurchase Commitments are secured by a security interest in the Collateral described herein. (See ``The Trust--The Collateral.'')

The Public Offering Price of the Units is based on the aggregate bid price of the underlying Bonds in the Trust's portfolio, divided by the number of outstanding Units, plus a sales charge equal to 5.5% of the Public Offering Price (5.82% of the aggregate bid price of the Bonds per Unit). Such charge is reduced on a graduated scale for sales involving 100 or more Units.

THE SPONSOR, although it is not obligated to do so, intends to maintain a market for the Units at prices based upon the aggegate bid price of the underlying bonds plus accrued interest to the date of settlement (See ``Public Offering--Market for Units''). As a result of the Sponsor's purchases in the secondary market Units may be available for purchase at a price based upon the bid side evaluation of the Bonds plus accrued interest, if any, and a sales charge calculated in the manner set forth under ``Public Offering--Offering Price''. If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Bonds.

--------------------------------------------------------------------------------
Sponsor:
                                                Prudential Securities (LOGO)
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Please read and retain                                       Prospectus dated
this Prospectus for future reference                         November 30, 1995

                            NATIONAL MUNICIPAL TRUST
                                First Put Series
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

This Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

No person is authorized to give any information or to make any representations with respect to this investment company not contained herein, and any information or representations not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
--------------------------------------------------------------------------------

PART I                                                                                                Page
Summary of Essential Information.........................................................              A-1
The Trust................................................................................              A-5
      Portfolio..........................................................................              A-5
      The Seller.........................................................................              A-7
      The Repurchase Commitments.........................................................              A-9
      Liquidity of Bonds.................................................................              A-9
      The Collateral.....................................................................             A-10
      The Units..........................................................................             A-16
      Tax Status.........................................................................             A-16
      Expenses and Charges...............................................................             A-19
Reinvestment Program.....................................................................             A-20
Public Offering..........................................................................             A-20
      Offering Price.....................................................................             A-20
      Market for Units...................................................................             A-21
      Distribution of Units..............................................................             A-22
      Sponsor's Profits..................................................................             A-22
Rights of Unit Holders...................................................................             A-22
      Certificates.......................................................................             A-22
      Distribution of Interest and Principal.............................................             A-22
      Reports and Records................................................................             A-24
      Redemption.........................................................................             A-24
      Exchange Option....................................................................             A-26
      Tax Consequences...................................................................             A-27
Sponsor..................................................................................             A-27
      Limitations on Liability...........................................................             A-27
      Responsibility.....................................................................             A-27
      Resignation........................................................................             A-28
Trustee..................................................................................             A-28
      Limitations on Liability...........................................................             A-28
      Responsibility.....................................................................             A-28
      Resignation........................................................................             A-28
Evaluator................................................................................             A-29
      Limitations on Liability...........................................................             A-29
      Responsibility.....................................................................             A-29
      Resignation........................................................................             A-29
Amendment and Termination of the Trust Agreement.........................................             A-29
      Amendment..........................................................................             A-29
      Termination........................................................................             A-29
Legal Opinions...........................................................................             A-29
Auditors.................................................................................             A-30
Rating of Units..........................................................................             A-31
Independent Auditors' Report.............................................................              F-1
Statement of Financial Condition.........................................................              F-2
Schedule of Investments..................................................................              F-8
PART II
Risk Factors Relating to New York Bonds..................................................              B-1

                            NATIONAL MUNICIPAL TRUST
                                First Put Series
--------------------------------------------------------------------------------

                        SUMMARY OF ESSENTIAL INFORMATION
                             As of October 18, 1995

Sponsor: Prudential Securities Incorporated
Trustee: The Chase Manhattan Bank (National Association)
Evaluator: Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc.
Principal Amount of Bonds in Trust......................................................   $5,825,000.00
Number of Units.........................................................................          16,617(1)
Fractional Undivided Interest in Trust per Unit.........................................      1/16,617th
Calculation of Public Offering Price per Unit:
  Aggregate Bid price of Bonds..........................................................   $5,921,310.53(2)
  Divided by 16,617 Units...............................................................   $      356.34
  Plus Sales Charge(3)..................................................................   $       20.74
                                                                                           -------------
  Public Offering Price per Unit........................................................   $      377.08(4)
                                                                                           -------------
                                                                                           -------------
Redemption Price and Sponsor's Repurchase Price per Unit based on bid side evaluation of
  underlying bonds, $20.74 less than Public Offering Price..............................   $      356.34(5)
                                                                                           -------------
                                                                                           -------------

CALCULATION OF ESTIMATED NET ANNUAL INCOME PER UNIT:

                                                                            Monthly    Quarterly     Semi-Annual
                                                                            Option       Option        Option
Estimated Annual Income per Unit.........................................   $26.27       $26.27        $ 26.27
Less: Estimated Annual Expenses per Unit.................................     (.90)        (.79)          (.70)
                                                                            -------    ----------    -----------
                                                                            -------    ----------    -----------
          Estimated Net Annual Income per Unit...........................    25.37        25.48          25.57
Daily Rate of Estimated Income Accrual per Unit..........................    .0705(1)     .0708(2)       .0710(3)
Estimated Current Return Based on Public Offering Price(6)...............     6.73%(1)     6.76%(2)       6.78%(3)
Estimated Long-Term Return(6)............................................     6.10%        6.13%          6.16%

------------

    (1) On the Date of Deposit, the Principal Amount of Bonds in the Trust was $18,000,000, the Number of Units outstanding was 18,000 and the Estimated Current Return was 7.37% based on the monthly payment option; 7.39% based on the quarterly payment option and 7.41% based on the semi-annual payment option. Any difference in the Principal Amount of Bonds in the Trust shown here from the Aggregate Principal amount shown as of the audit date in the Schedule of Investments is attributable to sales and/or calls of Bonds that have occurred between the audit date and the date hereof.
    (2) Based upon the bid prices of the portfolio securities and any appropriate cash adjustments in the principal account. See ``Public Offering--Market for Units''.
    (3) The sales charge is equal to 5.5% of the Public Offering Price (5.82% of the aggregate bid price of the Bonds per Unit).
    (4) Exclusive of accrued interest which to October 23, 1995, the expected date of settlement for the purchase of Units on October 18, 1995, was $7.41, $7.41 and $19.01 relating to the monthly, quarterly and semi-annual options, respectively.
    (5) Based upon the bid prices of the portfolio securities and any appropriate Cash adjustments in the principal account. Upon tender for redemption, the price to be paid will include accrued interest as described in ``Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit''.
    (6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated on a pre-tax basis using a formula which takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The after-tax Estimated Long Term Return will be lower to the extent of any taxation on the disposition of Securities. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the above indicated calculation date of the Summary of Essential Information.
                                      A-1

                            NATIONAL MUNICIPAL TRUST
                                First Put Series
--------------------------------------------------------------------------------

Evaluation Time..........................   3:30 P.M., New York Time
Record Dates.............................   The tenth day of each month (monthly distribution option); the tenth day of January, April, July and October (quarterly option);
                                              tenth day of January and July (semi-annual option).
Distribution Dates.......................   The twenty-fifth day of each month to holders of record as of the immediately preceding Record Date; (monthly distribution
                                              option); the twenty-fifth day of January, April, July and
                                              October (quarterly option); the twenty-fifth day of January and
                                              July (semi-annual option).
Date of Trust Agreement..................   February 16, 1984
Date of Deposit..........................   February 16, 1984
Mandatory Termination Date...............   December 31, 2019
Minimum Value of Trust...................   Trust Agreement may be terminated if the value of the Trust is less than $2,000,000 and must be terminated if the value of the
                                              Trust is less than $1,000,000
Sponsor's Annual Portfolio Supervision
  Fee....................................   Maximum $.25 per $1,000 face amount of underlying bonds
Trustee's Annual Fee.....................   $.93 per $1,000 principal amount of bonds for that portion of the
                                            Trust under the monthly distribution plan and $0.65 and $0.45 per annum per $1,000 principal amount of underlying Bonds, for those portions of the Trust under the quarterly and semi-annual distribution plans, respectively.
Evaluator's Fee..........................   $12.00 per day
Number of Issues.........................   5
Number of Issuers........................   3
Number of States.........................   New York
*Percentage of Housing Bonds.............   83.1%
*Percentage of Hospital Revenue Bonds....   16.9%

------------

    * The percentage indicated is the percentage of the aggregate bid price of Bonds in the Portfolio on October 18, 1995.

Objectives of the Trust

    The Trust is designed to provide interest income exempt from all the regular Federal income taxes while conserving capital through investment in a fixed portfolio of long-term, fixed-rate Bonds, and at the same time provide the investor with liquidity for the sale of Units at prices approximating the face value of the underlying Bonds. It is an objective of the Trust that, in view of the Seller's continuing collateralized Liquidity and Disposition Repurchase Commitments, which terminate upon sale of a Bond by the Trust, the value of the Bonds should not significantly decrease below their outstanding principal amounts, thereby minimizing the risk of capital depreciation while maintaining the potential for capital appreciation, in the event of a major decrease in assurance that this objective can be met since it is subject to the continuing solvency of the Seller and sufficiency of Collateral provided by the Seller. Furthermore, absent a collateralized Repurchase Commitment, the market values of the underlying Bonds, and therefore the value of the Units, would fluctuate inversely with changes in prevailing interest rates and other factors.

    References to ``Evaluator'' are amended so that ``Kenny Information Systems, Inc.'' are replaced with ``J.J. Kenny Co., Inc.''

    References to ``United States Trust Company of New York,'' as trustee, ``with its principal place of business at 114 West 47th Street, New York, New York 10003'' are replaced with ``The Chase Manhattan Bank (National Association), with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New York 10003''.

Bonds--Repurchase Commitments

    The Bonds in the portfolio, which at the time of deposit generally bore interest rates lower than current coupon bonds, were purchased by the Sponsor, at prices equal to the Repurchase Price of the Bonds, with Collateral-backed Repurchase Commitments from the Seller attached to the Bonds. The Bonds with the Repurchase Commitments were evaluated and deposited at the face value of the Bonds. Since the Sponsor intends to buy back Units on the basis of the bid side and the Units may be redeemed at the bid side (which both should approximate the aggregate face amount of the underlying Bonds), Units will have liquidity resembling many shorter term instruments.

    The Trust acquired the Bonds from North Side Savings Bank, a New York State chartered mutual savings bank, which converted into a stock savings bank in April 1986, (the ``Seller'') which made the following Repurchase Commitments with respect to the Bonds acquired from it:

    (i) to repurchase, in an amount equal to the outstanding principal amount of the Bonds to be purchased plus accrued interest at any time on 14 calendar days' written notice by the Trust any Bond in the event it is necessary to sell any such Bond to meet redemptions of Units should such redemptions be made;

    (ii) to repurchase any such Bond at its scheduled disposition date under the Trust Indenture (the ``Disposition Date'') if the Trustee elects not to sell such Bond in the open market (because a price in excess of its face amount cannot be obtained) on such date;

    (iii) to repurchase on 14 calendar days' notice any such Bond if the issuer thereof should fail to make payments of principal (and premium, if any) which may be owing due to redemption prior to maturity or otherwise and interest thereon;

    (iv) to repurchase on 14 calendar days' notice any such Bond in an amount equal to the unpaid principal amount plus accrued interest in the event that the interest thereon should be deemed to be taxable; and

    (v) to repurchase immediately in an amount equal to the unpaid principal amount plus accrued interest all such Bonds if the Seller becomes or is deemed to be insolvent or fails to meet its collateral requirements in certain circumstances, in which case the Seller will be in default under the Collateral Agreement and the Collateral Agent, The Chase Manhattan Bank (National Association), will liquidate Collateral as described below. See ``The Trust--The Repurchase Commitments''.

    Investors should recognize that (1) they are subject to having all or part of their investment return in the form of principal distributions prior to the termination date of the Trust or, with respect to their pro rata share of any underlying Bond, the Disposition Date of such obligation, in the situations outlined in clauses (i) through (v) above and (2) should the Seller default in the performance of its obligation to repurchase any Bond, so that a liquidation of Collateral is required, it will take some time following such a default for the Collateral Agent to liquidate Collateral for the purposes of satisfying such repurchase obligation. In no event, however, will payment of redemption proceeds to Unit holders be later than seven days from the date of tender of Units for redemption.

    Any repurchase of a Bond by the Seller will be at a price based on the Bond's cost to the Trust plus interest accrued thereon to the date of repurchase (``Repurchase Price''). See ``The Trust--The Seller'' herein for further information in regard to the Seller.

Collateral

    The types of Eligible Collateral that may be pledged under the Collateral Agreement and held by the Collateral Agent that secures the Repurchase Commitments of the Seller and the required percentages of Market Value of such type of Collateral to the Repurchase Price of the Bonds in respect to such Collateral (``Collateral Requirement'') are set forth in ``The Trust--The Collateral.'' Eligible Collateral includes cash; direct obligations of the United States; mortgage-backed securities guaranteed by the Government National Mortgage Association (``GNMA'') or Federal Home Loan Mortgage Corporation (``FHLMC''); obligations of public nongovernmental corporations rated A by Standard & Poor's Corporation; and certain conventional, FHA insured, VA guaranteed and privately insured mortgages (if Standard & Poor's Corporation approves, which it has not yet done).

   Valuation and Maintenance of Collateral

    The Market Value of each Mortgage serving as Collateral is determined by using a discount rate determined on the basis of prevailing mortgage market rates. The Market Value of all other Collateral (other than cash) is determined by quotations provided by certain dealers. Collateral will be valued quarterly, monthly or weekly, at the election of the Seller, or more frequently whenever the Sponsor determines that market conditions require a more frequent valuation; in addition, Collateral will be valued prior to any substitution or release of any Collateral.

    Whenever the Collateral Agent notifies the Seller that the aggregate Pledge Value of its Collateral does not satisfy the aggregate applicable Collateral Requirements, the Seller is required to deposit additional Collateral within a maximum of 10 business days with an Aggregate Pledge Value (i.e. the aggregate principal amount of the underlying Bonds in the Trust) equal to the deficiency. Failure to do so requires the Collateral Agent to immediately calculate the Liquidation Value of the Seller's Collateral and (1) if the Liquidation Value of the Collateral is at least equal to the Aggregate Pledge Value Requirement, the Collateral Agent is required, unless otherwise directed by the Sponsor, to liquidate all or part of the Collateral as is necessary and shall acquire Short Term U.S. Government Securities or (2) if the Liquidation Value of the Collateral is less than the Aggregate Pledge Value, the Collateral Agent, unless otherwise directed by the Sponsor, is required to liquidate the Collateral. Collateral held by the Collateral Agent may be withdrawn or substituted at any time by the Seller provided that the remaining or substituted Eligible Collateral meets with applicable Collateral Requirements and the Seller is not in default.

Trust Portfolio

    The Portfolio (see ``The Trust--Portfolio'') consists of long-term, fixed-rate municipal revenue obligations, none of the issuers of which has the power to levy taxes. While these Bonds have maturities ranging from 1998 to 2019, provision is made that they will be sold by the Trustee on scheduled Disposition Dates beginning in 1997 and ending December 31, 2017. (See ``The Trust--Portfolio''). Distributions to Unit holders of their pro rata share of the principal of Bonds will be made following the disposition of such Bonds.

Special Considerations

    All of the Bonds were purchased at face value by the predecessor sponsor from the Seller which originally acquired them in the ordinary course of its business and held them in its investment portfolio prior to the sale to the predecessor sponsor. The Bonds were deposited in the Trust and any subsequent repurchase by the Seller would be based on the outstanding principal amount of the Bonds. The Bonds at the time of deposit generally bore interest at rates that were substantially below the coupons of comparable long-term bonds being issued at that time and accordingly, to the extent that interest rates remain at the prevailing rates at the time of deposit, the Bonds in the portfolio may be less attractive than such comparable long-term bonds since such long-term bonds would be valued at or above face value while paying higher interest.

    There can be no assurance that the prices that can be obtained for the Bonds at any time in the open market will exceed the unpaid principal amount of the Bonds. Additionally, there is no assurance that the Units will benefit from favorable market fluctuations to the same degree as would units of a unit investment trust composed of otherwise comparable debt obligations for which an established secondary market exists. Certain of the Bond issues in the Portfolio were issued under bond resolutions or trust indentures that do not provide for the issuance of bonds in small denominations. The predecessor sponsor believed that such Bonds would be marketable to institutions or through a participation trust arrangement, if necessary. The predecessor sponsor also believed that all the Bonds in the Portfolio would be readily marketable (at their Repurchase Price if the Repurchase Commitments were utilized or at the market value which might entail a substantial discount of the Bonds alone if such commitments were not utilized) should it be necessary for the Trustee to sell Bonds to meet redemptions (see ``The Trust--Liquidity of Bonds.'') While the Sponsor has not verified the predecessor sponsor's beliefs it has no reason to believe that such beliefs were not accurate in all material respects.

    In the event that the Seller does not honor its Repurchase Commitments, the Collateral Agent's ability to liquidate the Collateral may be impaired due to the illiquidity of certain types of Collateral, e.g., certain mortgages, or by insolvency proceedings. See ``The Trust--The Seller.'' It should be noted that the Collateral Agent's liability to the Unit holders is limited. See ``The Trust--The Collateral.''

    In addition, the Trust is considered to be ``concentrated'' in obligations backed by collateralized Repurchase Commitments of the Seller (100% of the aggregate principal amount), housing bonds and in obligations of issuers located in New York and Puerto Rico.

    It should be noted that Unit holders who decide to participate in the Reinvestment Program will be reinvesting in Trusts made up of municipal obligations without collateral backed Repurchase Commitments.

THE TRUST

    National Municipal Trust, First Put Series (14 Day Repurchase--Collateral Backed) (the ``Trust''), the first of a series of similar but separate trusts, was created under the laws of the State of New York by a Trust Indenture and Agreement (the ``Trust Agreement''), dated the Date of Deposit, among Thomson McKinnon Securities Inc., as sponsor (the ``predecessor sponsor''), United States Trust Company of New York, as Trustee, and Kenny Information Systems, Inc. as Evaluator. On the Date of Deposit, the predecessor sponsor, acting for the Underwriting Account, deposited with the Trustee $18,000,000 face value amount of municipal obligations including delivery statements relating to contracts for the purchase of bonds and funds (represented by cash, cash equivalents and/or an irrevocable letter of credit issued by a major commercial bank) for the purchase of certain of such obligations (the ``Bonds''). The Trustee thereafter delivered to the predecessor sponsor a registered certificate of 18,000 Units, representing the entire ownership of the Trust, which Units were sold in an initial public offering.

    Prudential Securities Incorporated, a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America, is the Sponsor (the ``Sponsor'').

    The Bonds in the portfolio, which at the time of deposit generally bore interest rates lower than then current coupon bonds, were purchased by the predecessor sponsor, at prices equal to the Repurchase Price of the Bonds, with collateral-backed Repurchase Commitments from the Seller attached to the Bonds. The Bonds with the Repurchase Commitments were evaluated and deposited at the face value of the Bonds. Since the Sponsor intends to buy back Units on the basis of the bid side and the Units may be redeemed at the bid side (which both should approximate the aggregate face amount of the underlying Bonds), Units will have liquidity (and current return) resembling many shorter term instruments.

Portfolio

    The objectives of the Trust are tax-exempt income and preservation of capital through investment in a fixed portfolio of liquid, long-term (10 years or more according to the predecessor sponsor), fixed rate municipal bonds, with fixed maturities and Disposition Dates (the dates on which a Bond must be sold either on the open market or to the Seller pursuant to the Seller's Repurchase Commitment--see ``The Trust--The Repurchase Commitments''), the interest on which Bonds, in the opinion of bond counsel, is, with certain exceptions depending on the Unit holder, exempt from all Federal income taxes. There is, of course, no guarantee that the Trust's objectives will be achieved because they are subject to the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, maintenance of the Collateral and other factors. In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of authorities in the State of New York or Commonwealth of Puerto Rico, so that the interest on them will, in the opinion of bond counsel to the issuing governmental authorities at the time of issuance, be exempt from Federal income tax under existing law at the time of
                                      A-5
issuance (with certain exceptions depending on the Unit holder), (2) the terms and conditions of the Repurchase Commitments of the Seller with respect to the Bonds and (3) the quality and sufficiency of the Collateral securing such Repurchase Commitments. Subsequent to the Date of Deposit, a rated Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the Portfolio but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond (see ``Sponsor--Responsibility'').

    An investment in Units of the Trust should be made with an understanding of the risks that an investment in fixed rate long-term debt obligations may entail. Periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have frequently resulted in wide fluctuations in interest rates and thus in the value of fixed rate long-term debt obligations generally. The Sponsor cannot predict whether such fluctuations will continue in the future. The Seller has committed to repurchase at any time on 14 calendar days' notice any Bonds acquired by the Trust from it at the Bond's Repurchase Price if it is necessary to sell any such Bond to meet redemption of Units, and, upon certain scheduled Disposition Dates, and under certain other circumstances (see ``The Trust--The Repurchase Commitments'') any such Bond tendered to it by the Trustee at the unpaid face amount thereof plus accrued interest, which Repurchase Commitments of the Seller are collateralized. (See ``The Collateral.'') Consequently, the predecessor sponsor believed that the value of the Bonds should not significantly decrease below their unpaid face amount, thereby minimizing the risk of capital depreciation on Trust Units while maintaining the potential for capital appreciation if there should be a major decrease in market interest rates, in comparison to other fixed-rate investments of comparable maturities and credit risk. While the Sponsor has not verified the predecessor sponsor's beliefs, it has no reason to believe that such beliefs are not accurate in all material respects.

    Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. In general, interest accrues to the benefit of Unit holders commencing with the date of settlement for purchase of the Units. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

    The Trust contains obligations of state housing authorities which have been issued in connection with a variety of multi-family housing projects. Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure by a state housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of these Federal programs is not available to a state housing authority, could result in a decrease or elimination of subsidies available for payment of amounts due on the housing authority's obligations. Economic developments including failure or inability to increase rentals, rates of default on the underlying mortgage loans, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

    In general, single-family housing mortgage-backed bonds and certain multi-family housing mortgage-backed bonds are prepaid over the life of the underlying mortgage or mortgage pool, and therefore, the average life of mortgage-backed bonds cannot necessarily be determined, but will ordinarily be less than their maturities. In addition, in the case of single-family housing bonds and certain other mortgage-backed bonds, if proceeds from the sale of the bonds are not allocated within a stated period (which may be within a year of the date of issue), or if mortgage loans made from the bond proceeds are prepaid, upon receipt of mortgage prepayments the bond issues may be called at par. Prepayments are more likely to occur as interest rates decline. To the extent that these obligations were valued at a premium at the time a Unit holder purchased Units any prepayment at par would result in a loss of capital to the Unit holder and, in any event, reduce the amount of income that would otherwise have been paid to the Unit holder. When prevailing interest rates rise, the value of a housing bond may decrease as do other debt securities, but when prevailing interest rates decline, the value of mortgage-backed securities is not likely to rise on a comparable basis with other debt securities because of the prepayment feature.

    The tax exemption for certain housing authority bonds depends on qualification under Section 103A of the Internal Revenue Code of 1954, as amended (the ``1954 Code'') or Section 143(a) of the Internal Revenue Code of 1986, as amended (the ``Code'') in the case of the single-family mortgage bonds or under Section 103(b)(4)(A) of the 1954 Code or Section 142 of the Code and appropriate Treasury Regulations. These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting the Unit holders to unanticipated tax liabilities and possibly requiring the Seller to repurchase the Bonds pursuant to its Repurchase Commitment. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bonds or require the issuer to redeem the bonds. In any event, where the mortgage is insured by the Federal Housing Administration (``FHA''), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage bonds.

    The Trust contains a Security in the hospital facilities category that is payable from revenues derived from hospitals and health care facilities which, generally, were constructed or are being constructed from the proceeds of such Security. The continuing availability of sufficient revenues is dependent upon several factors affecting all such facilities generally, including, among other factors, the ability of the facilities to provide the services required by patients, changes in Medicare and Medicaid reimbursement regulations, the success of efforts by the states and the Federal government to limit the cost of health care, changes in contracts between health care institutions and public or private insurers, the timely completion of the construction of projects and achieving and maintaining projected rates of utilization. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in the Trust. Future actions by the Federal government with respect to Medicare and by the Federal and State governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations, or their interpretations, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost control, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of these proposals, if enacted, on any of the Securities in the Portfolio of the Trust.

    There can be no assurance that additional Federal legislation will not be introduced or that existing legislation will not be further amended, revised or enacted hereafter which could cause interest on the Bonds to be subject to Federal income taxation. If the interest on any Bond should ultimately be deemed to be taxable, the Repurchase Commitment of the Seller backing such Bond would be called upon for payment of principal of, premium, if any, and accrued interest (which would be taxable) thereon in whole or in part for the benefit of the Trust. If the Seller were unable to meet in whole or in part its obligations under such Repurchase Commitment, the Trustee would be obligated to sell the Bonds and, since they would be sold as taxable securities, it is expected that the Bonds would have to be sold at a substantial discount from current market value. Moreover, it is possible that the interest on such a Bond could be determined to be taxable retroactive to its date of issuance, in which event Unit holders would be required to pay income tax on the interest received by them on the Bond prior to the determination of taxability.

The Seller

    The Bonds were acquired from North Side Savings Bank (the ``Seller''), a New York State chartered stock savings bank having its deposits insured by the Federal Deposit Insurance Corporation (the ``FDIC'').

    Historically, savings banks primarily financed residential and commercial real estate by making fixed-rate mortgage loans and funded those loans from various types of deposits. Savings banks were restricted as to types of accounts that could be offered and rates that could be paid on those accounts. During periods of high interest rates, large amounts of deposits were withdrawn as depositors invested in Treasury bills and notes and in money market funds that provided liquidity and high yields not subject to regulation. As a result, the cost of savings banks' funds generally exceeded income from mortgage loan portfolios and other investments, and their financial position was adversely affected. State laws and regulations eliminating interest rate ceilings and restrictions on types of accounts that may be offered by savings banks are designed to permit savings banks to compete for deposits on the basis of current market rates and to improve their financial position. The Trust, however, has been structured so that, whether or not the financial positions of the Seller improve in response to such laws or otherwise, Unit holders rely solely on the Collateral for the performance of the Repurchase Commitments and not on the financial position of the Seller. The predecessor sponsor provided the collateralization provisions to afford Unit holders security which, in the opinion of the predecessor sponsor, was reasonably adequate to support the Repurchase Commitments without regard to the ability of the Seller to meet such commitments. While the Sponsor has not verified the predecessor sponsor's opinion, it has no reason to believe that such beliefs were not justified.

    Investors should recognize that they are subject to having all or part of the principal amount of their investment returned prior to the termination date of the Trust or, with respect to their pro rata share of any underlying Bond, the Disposition Date of such obligation, in any of the situations outlined in clauses (i) through (v) on page A-3 hereof. Should the Seller become or be deemed insolvent, the Collateral Agent may liquidate the Collateral, in which event the proceeds thereof will be used to repurchase the Bonds from the Trust which will distribute such proceeds to the Unit holders unless a Receiver for the Seller has been appointed and delivers to the Collateral Agent the required documents affirming the Seller's binding obligations under the Collateral Agreement and any Related Agreement.

    The predecessor sponsor agreed with the Seller that the predecessor sponsor's sole recourse in connection with any default, including insolvency, by the Seller would be to exercise available remedies with respect to the Collateral provided by such Seller on deposit with the Trustee; should such Collateral be insufficient therefor, the predecessor sponsor would be unable to pursue any default judgment against the Seller.

    The ability of the Trust to exercise its rights as to the Collateral in the event a Seller defaults in its obligations to the Trust due to the insolvency of such Seller depends upon the validity of the security interest of the Trust under state law in the Collateral of the insolvent Seller, and the recognition of such security interest by any conservator or receiver who is appointed to manage the assets of such Seller (see discussion below).

    The Seller, unlike most entities, is not covered by the United States bankruptcy law in the event the Seller becomes insolvent. If a savings bank chartered by the State of New York becomes insolvent, the New York Superintendent of Banks may appoint as receiver the Federal Deposit Insurance Corporation (``FDIC'') if such bank's assets are insured by the FDIC, as is the case with the Seller. Upon appointment, the FDIC will assume those powers granted by New York State law to a receiver of a New York State bank. If a New York savings bank goes into receivership, the statutory law of New York provides that a secured creditor in possession of the collateral is entitled to retain that collateral in either partial or full satisfaction of its claim. Accordingly, if a Seller should become insolvent, the ability of the Trustee to exercise its rights under the Seller's repurchase commitments or the respective Collateral Agreement should not be significantly impaired. However, no assurances can be given that a court would not grant a stay that could significantly delay payments under such repurchase commitments or Collateral Agreement. Neither the Sponsor nor the Sellers can predict the effect on the Trust, or the value of the Units in the Trust, if such a stay were imposed.

    A policy statement by the staff of the FDIC concerning the treatment of collateralized put options after appointment of the FDIC as conservator or receiver indicates that the FDIC Policy on collateralized put options originally issued by insured depository institutions prior to FIRREA is that the FDIC in its capacity as conservator or receiver may accelerate the collateralized put option, in which event payment is to be made, to the extent of available collateral, up to an amount equal to the outstanding principal amount or accreted value of the secured obligations, together with interest at the contract rate up to (and including if so provided in the contract), the date of payment, plus expenses of liquidation, if so provided in the contract. If the holder of the options for any reason fails to accept the amount tendered, the FDIC will deem the options contract and the related collateral arrangement terminated. If the FDIC does not accelerate the contract, the terms of the contract will be enforceable during the pendency of conservatorship or receivership.

    The Seller has agreed to provide without charge to each person to whom this prospectus is delivered, on the written request of such person, a copy of its financial statement most recently prepared for delivery to depositors in accordance with the banking laws of the State of New York, and the regulations prescribed by the New York Superintendent of Banks thereunder or such other applicable laws, rules and regulations. Written requests should be directed to the Trustee, The Chase Manhattan Bank (National Association), 770 Broadway, New York, New York 10003, Attention: Unit Trust Department.

The Repurchase Commitments

    The Seller has made the following commitments with respect to Bonds acquired by the Trust from it:

    (i) to repurchase at any time on 14 calendar days' written notice any such Bond if it is necessary to sell any such Bond to meet redemptions of Units (a ``Liquidity Repurchase'') should such redemptions be made despite the market-making activity of the Sponsor, (ii) to repurchase any such Bond at its scheduled Disposition Date (Disposition Dates for all Bonds begin in 1997 and end in 2017) if the Trustee elects not to sell the Bond in the open market (because a price in excess of its face amount cannot be obtained) on such date (a ``Disposition Repurchase''), (iii) to repurchase at any time on 14 calendar days' notice any such Bond (a ``Default Repurchase'') if the issuer thereof should fail to make timely payments of principal (and premium, if any, that may be owing due to redemption prior to maturity or otherwise) thereof and interest thereon, (iv) to repurchase at any time on 14 calendar days' notice any such Bond in the event that interest thereon should be deemed to be taxable (a ``Tax Repurchase''), and (v) to repurchase immediately all such Bonds if the Seller becomes or is deemed to be insolvent or fails to meet its collateral requirements in certain circumstances, in which case the Seller will be in default under the Collateral Agreement and the Collateral Agent will liquidate the Collateral. Any repurchase of a Bond as described in this paragraph is at a price equal to the Bond's Cost to the Trust plus interest accrued to the date of repurchase, the Repurchase Price. (The Liquidity Repurchase, Disposition Repurchase, Default Repurchase and Tax Repurchase Commitments are sometimes collectively referred to herein as the ``Repurchase Commitments'').

    If the Seller fails to meet its Repurchase Commitments, recourse may be had only to the Collateral provided by the Seller.

    The Liquidity Repurchase and Disposition Repurchase Commitments of the Seller will terminate with respect to the related Bond upon disposition of such Bond by the Trust. The Default Repurchase and Tax Repurchase Commitment will not so terminate but will be transferable, together with an interest in the Collateral securing such commitments, upon the transfer of the related Bond. In connection with the Seller's Repurchase Commitments, the predecessor sponsor relied, without independent investigation, as to the authority and validity thereof and as to the validity, perfection and priority of security interests in the Collateral, upon the opinion of special counsel for the Seller. While the Sponsor has not verified the predecessor sponsor's reliance on special counsel it has no reason to believe that such reliance was not justified in all material respects.

Liquidity of Bonds

    Liquidity of the Trust is augmented by the Seller's collateralized Liquidity Repurchase commitments if it is necessary to sell any Bond to meet redemptions of Units (should such redemptions be made despite the market-making activity of the Sponsor). If, upon any of the scheduled Disposition Dates for the Bonds (ranging from 1997 to 2017), the Trustee elects not to sell Bonds scheduled for disposition on such date in the open market (because, among other things, a price in excess of their face amount cannot be obtained), the Seller is obligated to repurchase such Bonds pursuant to their respective collateralized Disposition Repurchase Commitments. There can be no assurance that the prices that can be obtained for the Bonds at any time in the open market will exceed the unpaid principal amount of the Bonds. In addition, the Evaluator has valued the Bonds at their unpaid principal amount due in large part to the existence of the Seller's Liquidity Repurchase Commitments, which are non-transferable. However, once notice has been given to the Seller with respect to any Bonds, the Seller will be obligated to make payment to the owner thereof on the Bond even if it is in the hands of someone other than the Trust subsequent to the date of the notice. Because such Repurchase Commitments may be called upon at any time during the life of the Trust, the Bonds while held in the Trust are comparable to short-term demand instruments and carried a yield on the Date of Deposit comparable to such instruments issued by obligors of similar credit standing. However, because the Liquidity Repurchase Commitments are non-transferable and terminate upon sale of a Bond by the Trust, Bonds if sold from the Trust to other parties will be valued in relation to comparable long-term debt obligations. (As of the Date of Deposit, such Bonds without the Repurchase Commitments would be valued in the open market at a discount from their face amount since rates on long-term debt obligations on such date were generally higher than the rates borne by the bonds in the portfolio. This will vary with changes in interest rates and, as the remaining life of the Bonds shortens, the discount, absent changes in interest rates and the relationship between rates for debt obligations of differing maturities, should decrease.)

    The Bonds in the Trust are not subject to the registration provisions of the Federal securities laws and can be, therefore, sold free of the registration requirements of such laws. However, if the Seller should become unable to honor its Repurchase Commitments, and the Trustee is consequently forced to sell the Bonds in the open market, there is no
                                      A-9
assurance that the price realized on such a sale of the Bonds would not be adversely affected by the absence of an established secondary market for certain of the Bonds. Additionally, there can be no assurance that the Units will benefit from favorable market fluctuations to the same degree as would units of a unit investment trust composed of otherwise comparable debt obligations for which an established secondary market exists.

The Collateral

    The following is only a summary of the detailed information appearing elsewhere in this Prospectus and to the terms and provisions of the Collateral Agreement filed as an Exhibit to the Registration Statement filed prior to the initial offering of Units.

    The types of Eligible Collateral that may be pledged under the Collateral Agreement that secures the Repurchase Commitments of the Seller and the required percentages of Market Value of each such type of Collateral to the Repurchase Price of Bonds in respect to such Collateral (``Collateral Requirement'') are as follows on either a weekly, monthly or quarterly regular valuation basis (at the election of the Seller):

                                                                   Quarterly           Monthly         Weekly
                      Types of Collateral                          Valuation          Valuation       Valuation
---------------------------------------------------------------   -----------         ---------    ---------------
Cash...........................................................       105%               105%           105%
Direct Obligations of the United States with a maturity of:
     1 year or less............................................       117                115             113
     5 years or less...........................................       145                135             133
     10 years or less..........................................       155                145             140
     15 years or less..........................................       160                150             145
     30 years or less..........................................       170                160             155
Conventional, FHA insured, VA guaranteed and privately insured mortgages that have the characteristics described under the
  Collateral Agreement--Eligible Collateral (``Mortgages'')....       180                170       Not Applicable
Mortgage-backed securities issued by private parties and
  guaranteed as to full and timely payment of interest and
  principal by the Government National Mortgage Association
  (``GNMA''), which guarantee is an obligation of the United
  States (``GNMA Pass Throughs'')..............................       160                150             145
Mortgage-backed securities issued by the Federal Home Loan
  Mortgage Corporation (``FHLMC'') and guaranteed as to full and timely payment of interest and full collection of
  principal by FHLMC, which guarantee is not an obligation of
  the United States (``FHLMCPCs'').............................       170                160             155
Obligations of public nongovernmental corporations rated at
  least A by Standard & Poor's Corporation (or such other
  acceptable rating agency at the time rating the Trust)
  (``Corporate Bonds'')........................................       190                165             155

(The foregoing valuation figures are based upon a period of 10 business days in the case of quarterly and monthly valuations, and 5 business days in the case of weekly valuations, in which any failure to meet a given collateral requirement may be cured.) ``Eligible Collateral'' may also consist of mortgages and other securities of such other types and with such Collateral Requirements as the Sponsor may specify from time to time to the Trustee, provided that Standard & Poor's Corporation (or such other acceptable rating agency) shall have confirmed that the pledging of such types of mortgages or other securities as part of the Collateral in accordance with the Sponsor's designation would not result in the reduction of its rating then assigned to the Units. (Standard & Poor's Corporation has not yet approved mortgages as Eligible Collateral.) Standard & Poor's Corporation (or such other acceptable rating agency if Standard & Poor's Corporation is no longer rating the Bonds) has no obligation to review or approve any proposed additions to the types of ``Eligible Collateral'' and may, at any time, change or withdraw any rating on the Units. Such additions to types of ``Eligible Collateral'' are permitted without the consent of holders of the Units (see ``The Collateral'').

    The Repurchase Commitments of the Seller are secured by a security interest in the various types of Eigible Collateral described below.

    Mortgages--In order to be eligible as Collateral as a Mortgage a conventional mortgage must be insured by FHA or guaranteed by VA or if neither so insured nor so guaranteed (a ``Conventional Mortgage''): (i) secure a loan with a loan-to-value ratio not in excess of 80% (i.e. the original principal amount of a loan divided by the lesser of the purchase price or appraised value (as appraised at the time of origination or, if more recently appraised, at the time of such appraisal) and a principal amount not in excess of the FHLMC/FNMA limit); (ii) be secured by a first lien (subject only to current taxes and other exceptions generally acceptable to mortgage lenders) on a single-family (one unit) detached structure, that at the time of origination was owner-occupied and designed and intended for use as a primary residence; (iii) not have had any payment of principal or interest or escrow payment in arrears for 60 or more days at any time during the twelve months preceding its Pledge Date and, as of its Pledge Date, have no payments more than 30 days due and unpaid; (iv) provide for level monthly payments of principal and interest for an original term to maturity not in excess of 30 years; (v) bear interest at a fixed annual rate and
(vi) if originated subsequent to January 1, 1977, be written on then-applicable FHLMC/FNMA documentation. A Mortgage may be insured by the Federal Housing Administration or guaranteed by the Veterans Administration; however, the Collateral Agreement does not require that any Mortgage be so insured or guaranteed. Conventional Mortgages must not have had an original principal amount in excess of applicable FHLMC/FNMA limitations. Not more than 35% of the unpaid principal amount of Conventional Mortgages pledged by a Seller may include Conventional Mortgages that fall within one of the three following categories of exceptions to the general eligibility requirements for Conventional Mortgages. The aggregate unpaid principal amount of Conventional Mortgages included in any one category of exceptions (which each Conventional Mortgage shall, meet as well as all other requirements set forth above) may not exceed the Category Percentage (see below) of the unpaid principal amount of all Mortgages pledged by such Seller, except that each such Conventional Mortgage shall meet all other requirements set forth above.

                                                                                                Category
                                   Category of Mortgages                                       Percentage
--------------------------------------------------------------------------------------------   ----------
Mortgages secured by units in low-rise condominiums.........................................       10%
Mortgages having, as of the date of origination, loan-to-value ratios in excess of 80% but
  not in excess of 90% with private mortgage insurance of at least 25% of the mortgage*.....       25%
Mortgages having an original principal amount in excess of the FHLMC or FNMA limit as
  applicable by between $25,000 and $50,000 depending on the geographic area................       25%

---------------

    * Provided that if through seasoning the mortgage has been amortized to a ratio of less than 80% as evidenced by a new appraisal or bona fide sale, such private insurance will no longer be necessary.

    FHA Insurance--The regulations governing the FHA single family programs under which a Mortgage may be insured provide that a mortgage will be considered to be in default if the mortgagor fails to make any payment or perform any other obligation under the mortgage, and such failure continues for a period of thirty days. Insurance benefits are payable to the mortgagee either upon foreclosure or other acquisition of the property (which, in either case, may be subject to certain delays, see ``Delays in Foreclosure'', below) and conveyance of mortgaged premises to the United States Department of Housing and Urban Development (``HUD'') or upon assignment of the defaulted Mortgage to HUD. Assignments are permitted only with prior HUD approval. In the event of a default on an FHA insured single family mortgage, the mortgagee must determine whether or not the default is caused by circumstances beyond the mortgagor's control that temporarily render the mortgagor financially unable to cure the delinquency within a reasonable time or to make full mortgage payments. If the determination is made that the default is caused by such circumstances, the mortgagee generally is not permitted to initiate foreclosure proceedings unless and until it has requested HUD to accept assignment, and HUD has rejected such request. FHA insurance claims are paid in an amount equal to 100% of the outstanding principal balance of the mortgage plus interest and certain additional costs and expenses less other amounts received on account of the mortgage or real property securing the mortgage (e.g., rents less reasonable expenses). When entitlement to insurance benefits results from foreclosure (or other acquisition of the property) and conveyance, the insurance payment is computed as of the date of institution of foreclosure (or the date of other acquisition of the property). When entitlement to insurance benefits results from assignment of the mortgage to HUD, the benefits include full compensation for mortgage interest accrued and unpaid to the assignment date. In both instances, the insurance
                                      A-11
payment itself bears interest from the date of default, or where applicable, the date of assignment, at the HUD debenture rate in effect on the date the commitment to insure was issued or the endorsement date, whichever is higher, which may be less than the mortgage rate.

    Payment for an insurance claim may include reimbursement to the mortgagee for tax, insurance, and similar payments made by it, as well as deductions for amounts received or retained by it after default. Under most FHA insurance programs for single family residences the Federal Housing Commissioner has the option of paying insurance claims in cash or in debentures. The HUD debenture rate may be less than the interest rate on a Mortgage, and any such debentures would mature 20 years after the date of issue, pay interest semi-annually and may be redeemable at par at the option of HUD with the approval of the Secretary of the Treasury. Current FHA policy, which is subject to change at any time, is to pay insurance claims in cash.

    VA Guarantee--Claims for the payment of a VA guarantee may be submitted when any default of the mortgagor continues for a period of three months. A guarantee may be paid without the mortgagee instituting foreclosure proceedings or otherwise acquiring title. A mortgagee intending to institute foreclosure proceedings cannot do so until 30 days after notifying the Administrator of Veterans Affairs of its intention by registered mail. The maximum amount of guarantee that may be paid is limited to the lesser of (1) sixty percent (60%) of the original principal balance of the mortgage loan or (2) $27,500 for mortgage loans made on or after October 7, 1980. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of the indebtedness. Notwithstanding the dollar and percentage limitations of the guarantee, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of any foreclosure sale of a mortgaged premises is greater than the original guarantee as adjusted. The VA may, at its option and without regard to the guarantee, make full payment to a mortgagee of unsatisfied indebtedness on a mortgage upon the mortgagee's obtaining title and assigning it to the VA.

    Private Mortgage Insurance--Private mortgage insurance policies currently being issued by private mortgage insurers approved by the FHLMC contain provisions substantially as follows: (a) the private mortgage insurance must pay a claim, including unpaid principal, accrued interest and certain expenses, within 60 days of presentment of the claim by the insured; (b) in order for the insured to present a claim, the insured must have acquired, and tendered to the insurer, title to the property, free and clear of all liens and encumbrances including any right of redemption by the mortgagor; (c) when a claim is presented, the insurer will have the option of paying the claim in full and taking title to the property and arranging for its sale or of paying the insured some percentage of the claim (the insured percentages vary but are customarily 20-25% of the claim) and allowing the insured to retain title to the property; and (d) claims may also be settled by the insurer at the option of the insured for actual losses where such losses are less than the insured percentage of the claim.

    Delays in Foreclosure--Mortgages insured by the FHA or guaranteed by the VA are subject to current federal regulations which provide that a mortgagee may not initiate foreclosure proceedings on an FHA insured or VA guaranteed loan unless at least three full monthly installments are due and unpaid. An administrative appeal prior to foreclosure is available to a mortgagor, and, if the mortgagor utilizes this procedure, the foreclosure may be delayed an additional three months. No delay in the foreclosure action is required if the property is encumbered by an FHA/VA mortgage and is abandoned by the mortgagor.

    Mortgagors may seek protection under the United States Bankruptcy Code, which provides a debtor with an opportunity to adjust his debts without losing control of his assets. Under a plan confirmed under Chapter 13 of the Bankruptcy Code, the debtor's unsecured and secured debts may be modified, except that debt secured by a mortgage on real property used as the debtor's principal residence may not be modified unless the case is converted to a case under Chapter 7 (liquidation). Absent court ordered relief (which is only available under limited circumstances) the automatic stay under Section 362 of the Bankruptcy Code will apply to any case commenced under the Bankruptcy Code, and the mortgagee will be stayed from any action to satisfy its claim, including foreclosure on the real property. Both prior and subsequent to a demand for accelerated payment of principal, a bankruptcy court may impose repayment plans on any terms it considers appropriate over a period of up to five years. Federal and state legislation has been proposed to assist defaulting mortgagors. The legislation provides either for rendering financial assistance to such a mortgagor or limiting the ability of a mortgagee to institute foreclosure proceedings. If enacted, such legislation may preclude foreclosures that would otherwise have occurred.

    Demand for accelerated payment of principal is usually the initial step in foreclosure proceedings. A voluntary deed in lieu of foreclosure may be accepted in those jurisdictions where this practice is authorized. If a mortgagor pays all delinquent amounts, foreclosure proceedings may be terminated depending on local law. In some jurisdictions the mortgagor may be required to tender the full amount of the mortgage plus costs in order to terminate the foreclosure action. If the mortgagor thereafter becomes delinquent, a new demand for accelerated payment of principal must generally be made and new foreclosure proceedings commenced. The length of the foreclosure process varies significantly from state to state. Many state laws provide mortgagors with an equity of redemption following foreclosure, and the foreclosure typically is not final until the expiration of any such right, which may involve a period of at least one to two years in some states.

    Mortgage-Backed Securities--The market value of mortgage-backed securities (``the Securities''), is determined by a variety of factors operative at the time of purchase or sale, including: (i) the prevailing structure and the direction of trends in the yield curve, particularly for U.S. Treasury obligations, and the spread between the yields for U.S. Treasury obligations and the Securities; (ii) the level of and trends in housing construction activity and mortgage loan originations, which indirectly affect the amount of securitized mortgages in the market; (iii) the demand for and new originations of derivative mortgage-backed security products such as collateralized mortgage obligations; (iv) the demand for mortgage-backed securities for the investment portfolios of banking and thrift institutions, which could be adversely affected by changes in the treatment of the Securities in the capital-based risk and accounting guidelines adopted by Federal regulatory agencies to comply with provisions of the FIRREA; (v) market perception as to the risk of massive sales of mortgage-backed securities by savings and loan associations, which are insolvent, financially ailing or otherwise required to restructure their portfolios to reduce interest rate risk or shrink assets; and (vi) market reaction to the insolvency or liquidation of major servicers/lenders participating in the programs related to the Securities, and consequent financial losses experienced by GNMA. ``Eligible Collateral'' includes two types of mortgage-backed securities, GNMA Pass Throughs and FHLMCs. These securities constitute certificates issued with respect to pools of mortgages. The interest represented by certificates and the characteristics of the mortgages comprising a pool vary between GNMA and FHLMC. A pool may be comprised of mortgages that are concentrated by mortgage lending institutions or by geographical area or both. It is not expected that mortgages in a pool would necessarily meet the requirements for the mortgages, themselves, to constitute ``Eligible Collateral''. Mortgages in a pool may be secured by 1-4 family housing (having a stated maturity of up to 30 years) or by multifamily projects and may be insured by the FHA, Farmers Home Administration (``FmHA'') or guaranteed by the VA. Alternatively, such mortgages may be insured in part by private mortgage insurers or neither insured nor guaranteed (``conventional mortgages''). Mortgages may vary as to loan-to-value ratios, maximum unpaid principal amounts, maturity, required documentation, payments of interest in advance or arrears, owner-occupancy and primary residence requirements. While mortgages comprising a pool are generally ``whole loans'', in some instances, participations in mortgages may be included in a pool. At present, only fixed rate mortgages are included in a pool.

    GNMA--GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development (``HUD''), with its principal office at 451 Seventh Street, S.W., Washington, D.C. 20410. GNMA was created in 1968 through amendment of Title III of the National Housing Act. (Under the provisions of the Housing and Urban Development Act of 1968, the Federal National Mortgage Association (``FNMA''), originally established in 1938, was rechartered as a private corporation to provide secondary market support for the private residential mortgage market). GNMA was established to administer mortgage support programs which could not be carried out in the private market. The National Housing Act and other Federal legislation bearing on GNMA is subject to amendment by Congress in a fashion that could materially affect the scope of GNMA's activities and operations.

    GNMA is authorized by Section 306(g) of Title III of the National Housing Act, as amended, to guarantee the timely payment of principal of and interest on securities which are based on or backed by a trust or pool composed of mortgages insured by the FHA under the National Housing Act, as amended, or the Farmers' Home Administration, under Title V of the Housing Act of 1949 or guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code. Section 306(g) provides further that ``the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection''. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties under Section 306(g) ``constitute general obligations of the United States backed by its full faith and credit.'' GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

    GNMA Pass-Throughs--The GNMA Pass-Throughs will be the ``fully modified pass-through'' type, the terms of which provide for timely monthly payments by the issuers to the registered holders of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing such GNMA Pass-Throughs, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such GNNA Pass-Throughs, whether or not interest on account of such mortgages has been collected by the issuers.

    The GNMA Pass-Throughs will be guaranteed as to timely payment of principal and interest by GNMA. All installments are applied first to interest and then in reduction of principal balance then outstanding. Interest is paid at the specified rate on the unpaid portion of the principal. The amount of principal due on the GNMA's Pass Throughs is in an amount equal to the scheduled principal amortization currently due on the pooled mortgages. However, payment of principal and interest is subject to adjustment by reason of any prepayments or other early or unscheduled recoveries of principal on the pooled mortgages. Funds received by the issuers on account of the mortgages backing the several issues of the GNMA Pass-Throughs are intended to be sufficient to make the required payments of principal of and interest on such GNMA Pass-Throughs, but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

    GNMA Pass-Throughs are based upon and backed by the aggregate indebtedness secured by the underlying FHA insured, FmHA insured, or VA guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, the GNMA Pass-Throughs do not constitute a liability of or evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of GNMA Pass-Throughs have no security interest in or lien on the pooled mortgages. GNMA Pass-Throughs were developed as a means of attracting capital not customarily invested in mortgages. GNMA also provides special assistance for certain types of mortgages through subsidies in its purchase at par of below market interest rate mortgages.

    In a recent review of GNMA's Guarantees of Mortgage-Backed Securities (``GMBS'') account, the United States General Accounting Office (``GAO'') noted that the GMBS account has never used authority to borrow because its collections have always been sufficient to make any required payments. The GAO report recommended, however, that Congress consider setting a limit on the amount of debt GMBS can have with the Treasury Department. HUD officials have disagreed with the GAO recommendation, arguing that any limit on the amount GNMA can borrow would, in effect, qualify the government's guarantee of Ginnie Maes. However, the Treasury Department has concurred with the general recommendations contained in the full GAO report. The Sponsor is unable to predict whether legislation imposing limits on GNMA's borrowing authority will be enacted, or what effect, if any, such provisions would have on the market value of the Securities in the Portfolio.

    The FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (The ``FHLMC Act''). Under FIRREA the previous three member board of directors of FHLMC was dissolved and a new, 18-member board was established. Of the 18 members, 13 are elected by the shareholders and five are appointed by the President of the United States. Prior to the adoption of FIRREA, the common stock of FHLMC was held by the Federal Home Loan Banks (the ``FHLBs''). Since the adoption of FIRREA, the common stock held by the FHLBs has been retired and the outstanding senior participating preferred stock of FHLMC has been converted into voting common stock.

    The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loan or participation interests in such mortgage loans and resale of the mortgage loans so purchased in the form of mortgage securities. All mortgage loans purchased by FHLMC must meet certain standards set forth in the FHLMC Act. Mortgages retained by FHLMC are financed with debt and equity capital.

    FHLMC PCs--FHLMC PCs are certificates issued by FHLMC which represent undivided interests in identified pools of residential mortgage loans purchased by FHLMC. FHLMC guarantees the full and timely payment of interest (adjusted to the certificate rate) on the unpaid principal balance of mortgage loans in the pool as determined or estimated by FHLMC and the collection of principal without any offset or deduction. Payment of principal is subject to the delay due to federal and state laws (see ``Mortgages--Delays in Foreclosure'', above). If a mortgagor does not pay all delinquent amounts within one year after demand for accelerated repayment of the indebtedness, payment is nevertheless made by FHLMC to certificate holders pursuant to its guarantee of full collection. The obligations of FHLMC under its guarantee are solely those of FHLMC and are not backed by the full faith and credit of the United States nor are they an obligation of any Federal Home Loan Bank.

    Short Term U.S. Governments--Direct obligations of the United States that mature within one year at the time of being pledged under the Collateral Agreement.

    U.S. Governments--Direct obligations of the United States that mature within 30 days at the time of being pledged under the Collateral Agreement.

    Corporate Bonds--Marketable direct obligations of public, nongovernmental corporations payable in U.S. dollars, bearing interest at a fixed rate and rated at least A by Standard & Poor's Corporation (or other acceptable rating agency).

    Valuation--The Market Value of each Mortgage equals the present value of an assumed cash flow using a discount rate equal to the average weighted yield established by, as applicable, FNMA or FHLMC for applicable mortgages in the earliest delivery category. The assumed cash flow is based on a 30 year, fixed-rate level monthly payment mortgage that is prepaid in whole in the twelfth year. The actual interest rate and unpaid principal amount of the particular Mortgage, but not the maturity, are used in calculating cash flow. If no weighted yield is so established by FNMA or FHLMC, the weighted yield shall be the average market price for a comparable mortgage established within such period by a mortgage banking firm selected by the Collateral Agent and reasonably acceptable to the Seller who pledged the particular Mortgage. The Market Value of all Collateral is the average bid price available on the Reporting Date from any two dealers that make a market in such Collateral and are members of the National Association of Securities Dealers.

    If the foregoing valuation procedures do not accurately reflect the market value of different types of Collateral subsequently included as ``Eligible Collateral'', the Sponsor will determine an appropriate valuation procedure that will not impair the rating then assigned to the Units by the rating services that rate the Units.

    Additions to Collateral--Whenever the Collateral Agent notifies the Seller that the aggregate Pledge Value (the Market Value of Collateral divided by the Collateral requirement for such Collateral) of its Collateral does not satisfy the aggregate applicable Collateral Requirements, the Seller is required to deposit with the Collateral Agent additional Collateral within a maximum of 10 business days with an aggregate Pledge Value equal to the deficiency. If the Seller fails to do so, the Collateral Agent immediately determines the Liquidation Value (the Market Value less reasonably anticipated expenses including those of the Collateral Agent and Divided by 105%) of the Seller's Collateral. If the Liquidation Value is less than the aggregate Pledge Value Requirement, the Collateral Agent immediately shall, unless the Sponsor directs otherwise, sell all of the Seller's Collateral at public or private sale. Proceeds of such sale and any cash belonging to the Seller then held by the Collateral Agent, after paying Permitted Expenses (fees and expenses owing to it in connection wth such sale or otherwise under the Collateral Agreement), are used to repurchase Bonds from the Trustee originally sold by the Seller to the Trust. The purchase price for such Bonds is the unpaid principal amount thereof plus interest accrued to the date of purchase. Alternatively, if the Liquidation Value of Seller's Collateral at least equals the aggregate Pledge Value Requirement, the Collateral Agent shall immediately notify the Sponsor and Trustee and, unless otherwise directed by the Sponsor, sell at public or private sale so much of such Seller's Collateral as is necessary, after taking into account Permitted Expenses, to acquire Short Term U.S. Governments with proceeds of such sale so that the Collateral Agent will then hold a combination of cash, Short Term U.S. Governments and other Collateral that satisfies the aggregate Pledge Value Requirement.

    Although the predecessor sponsor believed that the Collateral Requirements were sufficient to provide a high degree of protection against capital depreciation and the Sponsor, while not verifying the predecessor sponsor's opinion, has no reason to believe that the predecessor's opinion was not valid in all material respects and Standard & Poor's Corporation has taken such requirements into account in assigning its rating to the Trust, investors should be aware that if Collateral liquidation is required and proves insufficient to satisfy redemptions or other required Trust distributions, if any, then the full principal amount of their investment could not be returned.

    Substitutions and Release--Collateral may be withdrawn or substituted at any time by the Seller provided that the remaining or substituted Eligible Collateral meets the applicable Collateral Requirement. All payments on Collateral will be made to and retained by the Seller unless an event of default has occurred and is then continuing.

    Servicing Collateral--Collateral of the Seller will be serviced by the Seller. The Seller covenants that it will exercise the same degree of care in servicing Collateral as prudent financial institutions exercise in servicing similar securities and instruments owned by them that have not been pledged. The Seller may contract with a third party servicer for the
                                      A-15
servicing of any Mortgage on behalf of the Seller, but such Seller shall remain primarily liable for the proper servicing of all Mortgages pledged by it.

    The Collateral Agent--The Collateral Agent or any successor may resign upon 30 days' written notice to the Seller and to the Trust. The Collateral Agent may be removed upon the direction of the Trust unless the Trust does not then hold a majority in principal amount of Bonds then outstanding. Such resignation shall become effective upon the appointment of a successor. The Collateral Agent shall not be liable among other things, for any action taken, suffered, or omitted by it in good faith (a) reasonably believed by it to be authorized or within the discretion or rights or powers conferred on it by the Collateral Agreement or
(b) in accordance with any direction or request of the Sponsor or the holders of 51% of the aggregate principal amount of Units then outstanding. The Collateral Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until a Responsible Officer thereof shall have actual knowledge thereof or shall have received written notice thereof. In addition, the Collateral Agreement contains other provisions limiting the liability of the Collateral Agent.

    Modifications--The Collateral Agreement may be amended or compliance with any of its provisions may be waived by the Collateral Agent and Seller upon notice to all holders if such amendment or waiver is not materially adverse to the interest of such holders with the written consent of the holders of 51% in aggregate principal amount of the Units at the time outstanding (100% in case of waivers). Initially, the Trust would hold 100% of the Bonds affected by Repurchase Commitments; however, the percentage held by the Trust would decrease if any such Bonds were sold in the open market.

The Units

    On the date of this Prospectus each Unit represented the fractional undivided interest in the Trust set forth under ``Summary of Essential Information''. Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the relative interest in the Trust represented by each such Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

Tax Status

    In the opinion of bond counsel to the issuing governmental authorities, interest income on the Bonds is (except in certain instances depending upon the Unit holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance. Interest on the Bonds is also, in the opinion of such bond counsel, exempt from the New York State and New York City personal income taxes imposed on individuals, estates and trusts.

    In the case of Bonds issued at a time when the Internal Revenue Code of 1954 was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the ``Code'' or the ``1986 Code'') has not adversely affected the exemption from Federal income tax of interest income on such Bonds. Gain (other than any earned original issue discount) realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

    On the Date of Deposit, special counsel for the predecessor sponsor rendered an opinion under the then existing Federal income tax law which read, in part, as follows:

         The Trust (and consequently the Unit holders, as discussed below) will be treated as the owners of the Bonds for Federal income tax purposes, notwithstanding the existence of the Sellers' Repurchase Commitments. (Neither the Trust nor the Sponsor has applied for a ruling from the Internal Revenue Service regarding the ownership of the Bonds: the Internal Revenue Service has announced in Rev. Proc. 83-55, since restated * * * that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities, or participation interests therein, where the purchaser has the contractual right to cause the security, or participation interests therein, to be purchased by either the seller or a third party).

         The Trust is not an association taxable as a corporation for Federal income tax purposes, and interest on the underlying Bonds, which is exempt from Federal income tax under the Code when received by the Trust, will retain its status as tax-exempt interest, for Federal income tax purposes, when distributed to the Unit holders.

         Each Unit holder will be considered the owner of a pro rata portion of the Trust under the grantor trust rules of Sections 671-679 of the Code. Each Unit holder will be considered to have received his pro rata share of Bond interest when it is received by the Trust, and each Unit holder will have a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption, payment at maturity or pursuant to the Sellers' Repurchase Commitments) or when the Unit holder redeems or sells his Units. The total tax cost of each Unit to a Unit holder is allocated among each of the Bond issues held in the Trust (in accordance with the proportion of the Trust comprised by each Bond issue at the time the Unit holder purchases his Units) in order to determine his per Unit tax cost for each Bond issue, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue.

    In the opinion of Messrs. Cahill Gordon & Reindel, special counsel to the Sponsor, no change in law has occurred since the Date of Deposit which would require a change in the above opinion.

    Messrs. Cahill Gordon & Reindel are also of the opinion that, under existing law:

         Interest on the underlying debt obligations which is exempt from tax under the laws of the State and City of New York when received by the Trust will retain its status as tax-exempt interest to its Unit holders. (Interest on the underlying obligations in the Trust is, however, not excludable from income in determining the amount of the income-based (i) New York State franchise taxes on business and financial corporations or
     (ii) the New York City general corporation tax and the New York City financial corporation tax.) The minimum income taxes imposed by New York State and New York City on individuals, estates and trusts exclude from their taxable bases the Federal tax preference item with respect to tax-exempt interest.

         Non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of the State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or City resident should determine his basis and holding period for his Units in the same manner for New York State and City personal income tax purposes as for federal income tax purposes.

    A portion of a Unit holder's tax cost of his Units is allocated to the cost of the Repurchase Commitments and such portion is allocated to the Repurchase Commitments applicable to the various Bonds held in the Trust as a part of the total tax cost allocated among the Bonds. The cost of the Repurchase Commitments is, however, taken into account in determining the gain or loss realized by the Unit holder upon disposition of a Bond by the Trust or disposition of Units by a Unit holder.

    If the proceeds received by the Trust upon the sale or redemption of an underlying Bond exceed a Unit holder's adjusted tax cost allocable to the Bond disposed of, that Unit holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by the Trust upon the sale or redemption of an underlying Bond are less than a Unit holder's adjusted tax cost allocable to the Bond disposed of, that Unit holder will realize a loss for tax purposes to the extent of such difference.

    Any gain recognized on a sale or exchange of a Unit holder's pro rata interest in a Bond, and not constituting a realization of accrued ``market discount,'' and any loss will be a capital gain or loss, except in the case of a dealer or financial institution. Gain realized on the disposition of the interest of a Unit holder in a market discount Bond is treated as ordinary income to the extent the gain does not exceed the accrued market discount. A Unit holder has an interest in a market discount Bond in a case in which the tax cost for the Unit holder's pro rata interest in the Bond is less than the stated redemption price thereof at maturity (or the issue price plus original issue discount accrued up to the acquisition date, in the case of an original issue discount Bond). If the market discount is less than .25% of the stated redemption price of the Bond at maturity multiplied by the number of complete years to maturity, the market discount shall be considered to be zero. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Bond will be a long-term capital gain or loss if the Unit Holder has held his or her units and the Trust has held the Bond for more than one year. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase out.

    Furthermore, exemption of interest on a Bond from regular income tax requires that the issuer of the Bond (or other user of the Bond proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A Bond may provide that if a loss of exemption is determined to have occurred, the Bond is immediately due and payable; and, in the case of a secured Bond, that the security can be reached if the Bond is not then paid. If such a loss of exemption were to occur and the Bond did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the Bond, the affected Bond would likely be sold as a taxable bond. Sale of a Bond as a taxable bond would likely result in a realization of proceeds less than the cost of the Bond.

    In the case of certain of the underlying Bonds comprising the Portfolio of the Trust, the opinions of bond counsel may indicate that although interest on such underlying Bonds is generally exempt from Federal income tax, such underlying Bonds are ``industrial development bonds'' under the 1954 Code or ``private activity bonds'' under the 1986 Code as those terms are defined in the relevant code provisions, and interest on such underlying Bonds will not be exempt from Federal income tax for any period during which such underlying Bonds are held by a ``substantial user'' of the facilities financed by the proceeds of such underlying Bonds (or a ``related person'' to such a ``substantial user''). In the opinion of Messrs. Cahill Gordon & Reindel, interest attributable to such underlying Bonds (although not subject to Federal income tax to the Trust) if received by the Trust for the account of a Unit holder who is such a ``substantial user'' or ``related person'' will be taxable (i.e., not tax exempt) to the same extent as if such underlying Bonds were held by the Unit holder directly as owner. No investigation as to the users or of the facilities financed by the underlying Bonds has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

    The Portfolio of the Trust may contain one or more Bonds which were originally issued at a discount (``original issue discount''). In general, original issue discount can be defined as the difference between the price at which a Bond was issued and its stated redemption price at maturity. If the original issue discount is less than .25% of the stated redemption price of the Bond at maturity multiplied by the number of complete years to maturity, the original issue discount shall be considered to be zero. In the case of a Bond issued before September 4, 1982, original issue discount is deemed to accrue (be ``earned'') as tax-exempt interest ratably over the period from the date of issuance of the Bond to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of such an original issue discount Bond is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder may, however, exclude from gross income that portion of such gain attributable to accrued interest and the ``earned'' portion of original issue discount.

    In the case of a municipal debt obligation issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Bond over the sum of the issue price and the accrued original issue discount on the acquisition date). The tax basis in such a Bond is increased by the amount of original issue discount that is deemed to accrue while the Bond is held. The difference between the amount realized on a disposition of the Bond (ex currently accrued interest) and the adjusted tax basis of the Bond will give rise to taxable gain or deductible loss upon a disposition of the Bond by the Trust (or a sale or redemption of Units by a Unit holder).

    Persons in receipt of Social Security benefits should be aware that a portion of such Social Security benefits may be includible in gross income. For a taxpayer whose modified adjusted gross income plus one-half of his or her Social Security benefits does not exceed $34,000 ($44,000 for married taxpayers filing a joint return), the includible amount is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of ``modified adjusted gross income'' plus one-half of the Social Security benefits exceeds $25,000 in the case of unmarried taxpayers and $32,000 in the case of married taxpayers filing a joint return. All other taxpayers receiving Social Security benefits are required to include up to 85% of their Social Security benefits in income.

    Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Bonds. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income and therefore may be taxable.

    The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this adjustment.

    The Code also imposes an additional 12/100% ($12.00 per $10,000) environmental tax on the alternative minimum taxable income (determined without regard to any alternative tax net operating loss deduction) of a corporation in excess of $2,000,000 for each taxable year beginning before January 1, 1996. The environmental tax is an excise tax and is deductible for United States Federal income tax purposes (but not for purposes of the environmental tax itself). Although the environmental tax is based on alternative minimum taxable income, the environmental tax must be paid in addition to any Federal income taxes payable by the corporation.

    In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in the Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units.

    For Federal income tax purposes, Trust expenses allocable to producing or collecting Trust interest income are not deductible because the interest income derived by the Trust is exempt from Federal income tax. A state or local income tax may provide for a deduction for the portion of such Trust expenses attributable to the production or collection of income derived by the Trust and taxed by the state or locality. The effect on any such deductions of the Code rules whereby investment expenses and other miscellaneous deductions are deductible only to the extent in excess of 2% of adjusted gross income would depend upon the law of the particular state or locality involved.

    Under the Code taxpayers are required to report on their Federal income tax returns the amount of tax-exempt interest received or accrued during the year.

    From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Bonds in the Trust or to require treatment of such interest as a ``tax preference'' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. The Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax status of interest on securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Bonds in the Trust.

    Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

Expenses and Charges

   Initial Expenses

    At no cost to the Trust, the predecessor sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

   Sponsor's Fee

    The Portfolio supervision fee (the ``Supervision Fee'') which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Bonds in the Trust at the beginning of each calendar year.

    The Supervision Fee, which is not to exceed the amount per $1,000 face amount of Bonds in the Trust set forth in Part A--``Summary of Essential Information'', may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor and/or an affiliate thereof receive for Portfolio supervisory services rendered to all series of National Municipal Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. For a description of the Portfolio supervisory services to be provided by the Sponsor and/or an affiliate thereof, see ``Sponsor--Responsbility.'' The Supervision Fee will be paid to the Sponsor by the Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has
                                      A-19
agreed to advise the Sponsor regarding the Sponsor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

   Trustee's and Evaluator's Fees

    The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under ``Summary of Essential Information''. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under ``Rights of Unit Holders''.

    The Evaluator receives a fee set forth under ``Summary of Essential Information'' to be paid by the Trustee. (See ``Evaluator--Responsibility''.)

    The Trustee's and Evaluator's fees are payable monthly on each Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled ``All Services Less Rent''. The Trustee's fee will not be increased in future years in order to make up the reduction in the Trustee's fee under ``Rights of Unit Holders--Distribution of Interest and Principal''.

   Other Charges

    There are no fees or charges to the Trust in connection with exercise of the Repurchase Commitments or the rights under the Collateral Agreement. The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

REINVESTMENT PROGRAM

    Distributions of interest and principal, if any, are made to Unit holders monthly, quarterly or semiannually. A Unit holder will have the option of either receiving his monthly, quarterly or semiannual income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor whose investment objective is to attain for investors the highest level of current income that is exempt from Federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such fund's lawful qualification for sale in the jurisdiction in which the Unit holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct monthly, quarterly or semiannual interest distributions and principal distributions, if any, to the designated fund. It should be noted that there are no repurchase commitments with respect to bonds in the Reinvestment Series. The appropriate prospectus will be sent to the Unit holder. A Unit holder's election to participate in this reinvestment program will apply to all Units of the Trust owned by such Unit holder. The Unit holder should read the prospectus for the fund carefully before deciding to participate.

PUBLIC OFFERING

Offering Price

    The price of the Units is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge of 5.82% of the net amount invested thereof equal to 5.5% of the Public Offering Price. A proportionate share of accrued and undistributed interest on the Bonds at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

    The aggregate bid price of the Bonds (including their respective Repurchase Commitments) is determined by the Evaluator (1) on the basis of current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds, (3) by making an appraisal of the value of the Bonds on the basis of bid
                                      A-20
prices in the market, or (4) by any combination of the above. Such valuations will take into account the Repurchase Commitments of the Seller relating to the Bonds as discussed in footnote 5 in the Notes to the Schedule of Investments. For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds, see ``Rights of Unit Holders--Redemption''. See also ``Rights of Unit Holders--Certificates'' and ``Rights of Unit Holders--Redemption'' for information relating to redemption of Units.

    The sales charge per Unit will be computed by multiplying the Evaluator's determination of the bid side evaluation of each Security by a sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Security, totalling all such calculations, and dividing this total by the number of Units then outstanding. In calculating the date of maturity, a Security will be considered to mature on its stated maturity date unless: (a) the Security has been called for redemption or funds or securities have been placed in escrow to redeem it on an earlier call date, in which case the call date will be deemed the date on which such Security matures, or (b) the Security is subject to a mandatory tender, in which case the mandatory tender date will be deemed the date on which such Security matures.

                           (As Percent of Bid      (As Percent of Public
    Time to Maturity        Side Evaluation)          Offering Price)
------------------------   ------------------      ---------------------
Less than six months....             0%                       0%
Six months to 1 year....         0.756%                    0.75%
Over 1 year to 2
years...................         1.523%                    1.50%
Over 2 years to 4
years...................         2.564%                    2.50%
Over 4 years to 8
years...................         3.627%                    3.50%
Over 8 years to 15
years...................         4.712%                    4.50%
Over 15 years...........         5.820%                    5.50%

    The sales charge per Unit will reduced pursuant to the following graduated scale for sales to any person of at least 100 Units.

    Number of Units         % of Sales Charge
-----------------------     -----------------
Less than 100 Units....            100%
100-249 Units..........             90%
250-499 Units..........             80%
500-749 Units..........             75%
750-999 Units..........             70%
1,000 Units or More....             65%

    The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

    The Sponsor intends to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of the Trust at a price equal to the bid side evaluation of the Bonds in the Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit, subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

Market for Units

    Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Trust offered hereby and continuously to offer to purchase said Units at prices based on the aggregate bid price of the underlying Bonds. There is no sales charge incurred when a Unit holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at the time, plus accrued interest.

    If the supply of Units of the Trust exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of the Trust at prices based on the bid prices of Bonds in the Trust. The Sponsor, of course, does not in any way guarantee the enforceability, marketability or price of any Bond in the portfolio or of the Units. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. (See ``Rights of Unit Holders--Redemption''.)

Distribution of Units

    The Sponsor intends to qualify Units for sale in states selected by the Sponsor, to be sold by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. at prices which include a concession per Unit as stated below, but, subject to change from time to time at the discretion of the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for purchase of Units.

    The dealer concession per Unit in the secondary market will be 65% of the sales charge per Unit.

    Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

    In addition, sales of Units may be made pursuant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' concessions. The Glass-Steagall Act prohibits banks from underwriting certain securities, including Units of the Trust; however, this Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are impermissible under this Act. In Texas, any bank making Units available must be registered as a broker-dealer in that State.

Sponsor's Profits

    The Sponsor receives a sales charge as set forth in ``Summary of Essential Information''. On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see ``Distribution of Units,'' herein).

    The Sponsor may realize profits (or sustain losses) due to the daily fluctuations in prices of the Bonds and thus in the Public Offering Price of the Units received by the Sponsor. Cash, if any, made available to the Sponsor prior to the settlement date for purchase of Units may be used in the Sponsor's businesses, subject to the limitations permitted by applicable regulations, and may be of benefit to the Sponsor.

    In maintaining a secondary market for the Units (see ``Market for Units'') the Sponsor may also realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems such Units.

RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Delivery of certificates representing Units ordered for purchase is normally made five business days following order or within a reasonable period of time thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

    Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

    Interest and principal received by the Trust will be distributed on each monthly Distribution Date on a pro rata basis to Unit holders of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units. (See ``Summary of Essential Information'', ``The Trust--Expenses and Charges'' and ``Rights of Unit Holders--Redemption''.)

    The Trustee will credit to the Interest Account all interest received by the Trust, including that part of the proceeds of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee each month as of the Record Date. (See ``Summary of Essential Information''.) Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the ``Monthly Interest Distribution'') plus such holders' pro rata share of the cash balance of the Principal Account computed as of the close of business on the preceding Record Date. Because Bond interest payments are not received by the Trust at a constant rate throughout the year, such Monthly Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Interest Distribution per Unit (i.e. Estimated Net Annual Income Per
Unit) shown under ``Summary of Essential Information'' will change as Bonds are exchanged, redeemed, paid or sold.

    Purchasers of Units who desire to receive distributions on a semiannual or quarterly basis may elect to do so at the time of purchase. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the tenth day of each month. Record dates for quarterly distributions will be the tenth day of January, April, July and October, and record dates for semiannual distributions will be the tenth day of January and July.

    The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. In November of each year, the Trustee will furnish each Unit holder a card to be returned to the Trustee by December 20 of such year if the Unit holder desires to change his plan of distribution. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

    As of the tenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account amounts necessary to pay the expenses of the Trust. (See ``The Trust--Expenses and Charges''.) The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See ``Rights of Unit Holders--Redemption''.) Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to the Unit holders and are available for use by and may be of benefit to United States Trust Company of New York pursuant to normal banking procedures.

    Because interest on Bonds in the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made monthly to Unit holders, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account. Therefore, on each Monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount otherwise distributable per Unit with respect to one or more Interest Distributions. If Units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rata reduction in his Interest Distribution than would have occurred absent such redemptions. In addition, because of the varying interest payment dates of the Bonds comprising the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Bonds. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the holder either redeems or sells such Unit or until the Trust is terminated. (See ``Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit.'')

Reports and Records

    The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Bonds, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest
Account: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds), and, if the issuers of the Bonds are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year. The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit holders upon request.

    The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio and a copy of the Trust Agreement.

Redemption

   Tender of Units

    Units may be tendered to the Trustee for redemption on any day the New York Stock Exchange is open at its unit investment trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

    Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their names appear on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Coast Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the Summary of Essential Information on the date of tender. (See ``Redemption--Computation of Redemption Price per Unit''.) The ``date of tender'' is deemed to be the business day on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the next business day and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption, see ``Redemption--Purchase by the Sponsor of Units Tendered for Redemption''.

    Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of the Trust will be reduced.

    The Trustee shall advance to the Trust such funds as are necessary to meet redemptions pending the receipt by the Trust of the proceeds of the exercise of the Repurchase Commitments.

    The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

   Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Bonds in the Trust, and the Public Offering Price of Units is determined on the basis of the bid prices of the Bonds, both as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in the Trust (determined by the Evaluator as set forth below), (2) cash on hand in the Trust and (3) accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the fifth business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Bonds in the Trust (1) on the basis of current bid prices for the Bonds and the repurchase commitment, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds and commitments, (3) by appraisal, or (4) by any combination of the above; it being understood that under ordinary circumstances the bonds and repurchase commitments will be priced at the face value of the Bonds.

   Purchase by the Sponsor of Units Tendered for Redemption

    The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See ``Public Offering--Market for Units''.) Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

    The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See ``Public Offering Price''.) Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units. (See ``Public Offering--Sponsor's Profits''.)

Exchange Option

    Unit holders may elect to exchange any or all of their Units of this series of the National Municipal Trust for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trust''). Such units may be acquired at prices based on reduced sales charges per unit.

    The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different investment objectives; a Unit Holder should read the propectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit holder resides. While it is the Sponsor's intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit holders. In the event the Exchange Option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit holder.

    Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit holder will be permitted to add cash in an amount to round up to the next highest number of whole units.

    When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

    To exercise the Exchange Option, a Unit holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit holder may select the series or group of series for which he desires his Units to be exchanged. The Unit holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Bonds in the Portfolio plus accrued interest. Units of the Exchange Trust will be sold to the Unit holder at a price equal to the Public Offering Price per unit of the bonds in that portfolio plus accrued interest and the applicable sales charge of $15 per Unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit holder.

    Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Trust at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the
                                      A-26
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reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

    For example, assume that a Unit holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

Tax Consequences

    An exchange of Units pursuant to the Exchange Option will generally constitute a ``taxable event'' under the Code, i.e. a Unit holder will recognize gain or loss at the time of exchange except that, upon an exchange of Units of this series of the National Municipal Trust for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes the Internal Revenue Service may seek to disallow any loss incurred upon such exchange to the extent that the underlying bonds in each trust are substantially identical and the exchange of units occurs within a thirty day period.

    Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

SPONSOR

    Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series), The Target Portfolio Trust and for Class B shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Securities Fund, Inc., Prudential California Municipal Fund (California Series), Prudential Equity Fund, Prudential Equity Income Fund, Prudential FlexiFund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Plus Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertiblet Plus Fund, Inc., Prudential Intermediate Global Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Prudential Strategic Income Fund, Prudential Total Return Fund, Prudential U.S. Government Fund and Prudential Utility Fund.

    On October 21, 1993, Prudential Securities Incorporated entered into an omnibus settlement with the Securities and Exchange Commission (`SEC`), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (`NASD`) to resolve allegations that from 1980 through 1990 Prudential Securities Incorporated sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities Incorporated consented to the entry of an SEC Administrative Order which stated that the conduct of Prudential Securities Incorporated violated the federal securities laws, directed Prudential Securities Incorporated to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

                                      A-27
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    Pursuant to the terms of the SEC settlement, Prudential Securities
Incorporated agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities Incorporated has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities Incorporated consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that Prudential Securities Incorporated committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities Incorporated complies with the terms of the agreement. If, upon completion of the three year period, Prudential Securities Incorporated has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities Incorporated violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities Incorporated agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities Incorporated limited partnership interests.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See ``Sponsor--Responsibility''.)

Responsibility

    The Trust is a unit investment trust and is not actively managed. The Sponsor, however, is empowered under the Trust Agreement to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, a breach of covenant or warranty which could adversely affect the payment of debt service on the Bonds, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

    The Sponsor and/or an affiliate intend to continuously monitor developments affecting the Bonds in each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

    It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

    Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

    If the Sponsor fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement.

                                      A-28
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Resignation

    If at any time the Sponsor is acting under the Trust Agreement and that Sponsor shall fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

TRUSTEE

    The Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New York 10003. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

    The Chase Manhattan Bank (National Association) also acts as Collateral Agent in connection with the Collateral securing the Seller's Repurchase Commitments.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for or depreciation or loss incurred by reason of the disposition or failure to dispose of any Bonds or for the disposition of any moneys, Bonds or certificates or in respect of any evaluation or with respect to the validity or sufficiency of any of the Bonds, or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Responsibility

    For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under ``Rights of Unit Holder'', ``Sponsor--Responsibility'' and ``Sponsor--Resignation''.

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                                      A-29
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Responsibility

    The Trust Agreement requires the Evaluator to evaluate the Bonds (1) on the basis of their bid prices on the last business day of each calendar week and (2) on the basis of their bid prices when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices, see ``Public Offering--Offering Price.''

Resignation

    The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

    The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except for the substitution of certain refunding securities for such Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Termination

    The Trust may be terminated at any time by the consent of 51% of the Unit holders or by the Trustee when the value of the Trust as evaluated by the Evaluator pursuant to the Trust Agreement is less than $2,000,000 and the Trust will be terminated if its value on any such date is less than $1,000,000. However, in no event may the Trust continue beyond the Mandatory Termination Date. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the Trust, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts.

LEGAL OPINIONS

    Certain legal matters have been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

AUDITORS

    The financial statements of the Trust included in this Prospectus have been examined by Deloitte & Touche LLP., certified public accountants, as indicated in their report with respect thereto, and is included herein in reliance upon the authority of said firm as experts in giving said report.

                                      A-30
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                                RATING OF UNITS*

    The Trust Units have been rated AAA by Standard & Poor's Corporation. The meaning of the applicable rating symbols as published by Standard & Poor's follows:

    A Standard & Poor's corporate or municipal bond rating is a current assessment of creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The rating is not a recommendation to purchase or sell a security, inasmuch as the rating does not comment as to market price or suitability for a particular investor.

    Ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

    The ratings are based, in varying degrees, on the following considerations:

       I. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       II. Nature of and provisions of the obligation; and

       III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's defines its AAA rating as the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

------------
* As described by Standard & Poor's.

                                      A-31
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PROSPECTUS--PART II

   State Risk Factors

    The Sponsor believes the information summarized below describes some of the more significant aspects of the Trust. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

New York State

    The national and regional economic recession has caused a substantial reduction in State tax receipts. This reduction is the principal cause of the imbalance between recurring receipts and disbursements that faced the Governor and Legislature in the adoption of the budget for the 1991-1992 and subsequent fiscal years. The Governor is required by the State Constitution to submit an Executive Budget that balances receipts and disbursements.

    As a result of the national and regional economic recession, the State's projections of tax revenues for its 1991, 1992 and 1993 fiscal years were substantially reduced. Consequently, the State took various actions for its 1991-1992 fiscal year, which included increases in certain State taxes and fees, substantial decreases in certain expenditures from previously projected levels, including cuts in State operations and reductions in State aid to localities, and the sale of $531 million of short-term deficit notes prior to the end of the State's 1991-1992 fiscal year. The State's 1992-93 budget was passed on time, closing an estimated $4.8 billion imbalance resulting primarily from the national and regional economic recession. Major budgetary actions included a freeze in the scheduled reduction in the personal income tax and business tax surcharge, adoption of significant Medicaid cost containment or revenue initiatives, and cost reductions in both agency operations and grants to local governments from previously anticipated levels. For its 1992-93 fiscal year, the State had a balanced budget on a cash basis with a positive margin of $671 million. This performance was primarily attributable to income tax collections that were more than $700 million higher than originally projected.

    The 1993-94 State Financial Plan projects receipts and transfers from other funds at $32.367 billion and disbursements and transfers to other funds at $32.300 billion. The 1993-94 State budget, as enacted, reflects increases in both receipts and disbursements in the General Fund of $811 million over the Executive Budget, as submitted by the Governor.

    The State has noted that its forecasts of tax receipts have been subject to variance in recent fiscal years. In addition, many uncertainties exist in forecasts of both national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy which could have an adverse effect on the State. As a result of these uncertainties and other factors, actual results could differ materially and adversely from the State's current projections and the State's projections could be materially and adversely changed from time to time. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

    On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. However, on April 26, 1993, Standard & Poor's revised its negative rating outlook assessment on State general obligation debt to stable. On March 9, 1993, Standard & Poor's confirmed its A-rating with respect to the State's general obligation bonds. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On March 9, 1993, Moody's reconfirmed its A rating on the State's general long-term indebtedness.

   State Authorities

    The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing, and operating revenue-producing public benefit facilities. Certain authorities of the State, including the State Housing Finance Agency (``HFA''), the Urban Development Corporation (``UDC'') and the Metropolitan Transportation Authority (``MTA'') have faced and continue to experience substantial financial difficulties which could adversely affect the ability of such authorities to make payments of interest on, and principal amounts of, their respective bonds. Should any of its authorities default on their respective obligations, the State's access to public credit markets could be impaired. The difficulties have in certain instances caused the State (under its so-called ``moral obligation'') to appropriate funds on behalf of the authorities. Moreover, it is expected that the problems faced by these authorities will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those authorities having financial difficulties to meet their obligations (including HFA, UDC and MTA) could result in a default by one or more of the authorities. Such default, if it were to
                                      B-1
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occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting authority.

    The MTA oversees the operation of New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the ``Transit Authority'' or the ``TA''). Through MTA's subsidiaries, the Long Island Railroad Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the ``TBTA''), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support, and to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

    For 1993, the TA originally projected a budget gap of approximately $266 million. The MTA Board approved an increase in TBTA tolls which took effect January 31, 1993. Since TBTA operating surpluses help subsidize TA operations, the TBTA toll increase and other developments reduced the projected budget gap to $241 million. Legislation enacted in April 1993, relating to MTA's 1992-1996 Capital Program, reflected a plan for closing this gap without raising fares. A major element of the plan provides that the TA receive a significant share of the petroleum business tax which will be paid directly to MTA for the TA and MTA's subsidiaries. The plan relies significantly on State and City actions that have not been taken and on MTA and TA resources projected to be available to help close the gap. If any of the assumptions used in making these projections prove incorrect, the TA's gap could grow larger and the TA would be required to seek additional State assistance, raise fares even higher or take other actions.

    A subway fire on December 28, 1990, and a subway derailment on August 28, 1991, which caused fatalities and many injuries, have given rise to substantial claims for damages against both the TA and the City.

   New York City

    The fiscal health of the State is closely related to the fiscal health of its localities, particularly The City of New York (the ``City''), which has required and continues to require significant financial assistance from the State which financial assistance could be affected by State revenue shortfalls or spending increases beyond its projections. For each of its 1981 through 1992 fiscal years, the City, as required by State law, achieved balanced operating results, in accordance with GAAP.

    The New York State Financial Emergency Act for The City of New York (the ``Financial Emergency Act''), among other things, established the New York State Financial Control Board (the ``Control Board'') to oversee the City's financial affairs. The City operates under a four-year financial plan which is prepared annually and is updated quarterly. The City submits its financial plans as well as the updates quarterly to the Control Board for its review. The Municipal Assistance Corporation for The City of New York (``MAC'') and the Office of the State Deputy Comptroller for The City of New York (``OSDC'') assist the Control Board in exercising its powers and responsibilities and exercise various monitoring functions relating to the City's financial position.

    The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During each of the fiscal years 1990-1993, as a result of the slowing economy, the City experienced significant shortfalls from earlier projections in almost all of its major tax sources, and has been required to take exceptional measures to close substantial budget gaps in order to maintain balanced budgets. The City's Financial Plan for the 1994-1997 fiscal years released on May 3, 1993, sets forth actions to close a projected budget gap of $2.1 billion for the 1994 fiscal year.

    On February 11, 1991, Moody's Investors Service lowered its rating on the City's general obligation bonds from A to Baa1.

   Other New York Localities

    Certain localities in addition to New York City could also have financial problems leading to requests for additional State assistance in the future. The Revised 1991-92 State Financial Plan included a significant reduction in State aid to localities in such programs as revenue sharing and aid to education from projected base-line growth in such programs. It is expected that such reductions will result in the need for localities to reduce their spending or increase their revenues.

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1991, the total indebtedness of all other localities in the State was approximately $14.8 billion. Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might
                                      B-2
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
impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer range problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

   Litigation

    The State is the subject of numerous legal proceedings relating to State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and where monetary damages sought are substantial. These proceedings could adversely affect the financial condition of the State.

   Economy

    A national recession commenced in mid-1990. The State has suffered a more severe economic downturn. The national recession has been exacerbated in the State by a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

    Over the long term, serious potential economic problems may continue to aggravate state and local financial conditions. For decades, the State economy has grown more slowly than the nation as a whole, resulting in the gradual erosion of the State's relative economic affluence and tax base, and the relocation of certain manufacturing operations and executive offices outside the State. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined state and local tax burden, which is among the highest in the nation. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties.

    If during the existence of the New York Trust, the City, the State, or any of its agencies or municipalities, because of its or their own financial difficulties, become unable to meet regular commitments or if there should be a default, moratorium or other interruption of payments of interest or principal on any obligation issued by the City, the State, or a municipality or other authority in New York State, the market value and marketability of Bonds in the New York Trust, the asset value of Units of the New York Trust and the interest income to the New York Trust could be adversely affected.

<AUDIT-REPORT>

                        INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
NATIONAL MUNICIPAL TRUST
FIRST PUT SERIES
(14 DAY REPURCHASE - COLLATERAL BACKED)


We have audited the statement of financial condition and schedule of investments of the National Municipal Trust First PUT Series (14 Day Repurchase - Collateral Backed) as of July 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trustee (see Footnote (a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1995 as shown in the statement of financial condition and schedule of investments by correspondence with The Chase Manhattan Bank, N.A. (formerly United States Trust Company of New York), the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the National Municipal Trust First PUT Series (14 Day Repurchase - Collateral Backed) as of
July 31, 1995, and the results of its operations and the changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP



September 29, 1995
New York, New York

</AUDIT-REPORT>

                             STATEMENT OF FINANCIAL CONDITION

                                 NATIONAL MUNICIPAL TRUST
                                     FIRST PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)

                                      July 31, 1995


                                      TRUST PROPERTY

Investments in securities at market value (cost $5,825,000)
  (Note (a) and schedule of investments notes (4) and (5))                  $5,941,029

Accrued interest receivable                                                    109,163

Cash                                                                            10,430

           Total                                                            $6,060,622


                                        NET ASSETS

Balance applicable to 16,617 Units of fractional undivided interest outstanding (Note (c)):

   Capital, plus unrealized market appreciation
     of $116,029                                                $5,941,029

   Undistributed principal and net investment
     income (Note (b))                                             119,593


           Net assets                                                       $6,060,622

                            See notes to financial statements

                                           A-2

                                 STATEMENTS OF OPERATIONS

                                 NATIONAL MUNICIPAL TRUST
                                     FIRST PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)



                                                         For the years ended July 31,
                                                          1995       1994     1993


Investment income - interest                           $439,390    $458,815   $691,740

Less Expenses:

   Trust fees and expenses                               11,210      11,934     11,003

           Total expenses                                11,210      11,934     11,003

           Investment income - net                      428,180     446,881    680,737

Net loss on investments:

   Realized gain on securities sold or redeemed             700      12,100     42,550

   Unrealized market depreciation                       (24,394)    (27,970)   (72,787)

           Net loss on investments                      (23,694)    (15,870)   (30,237)

Net increase in net assets resulting from operations   $404,486    $431,011   $650,500

                            See notes to financial statements

                                           A-3

                           STATEMENTS OF CHANGES IN NET ASSETS

                                 NATIONAL MUNICIPAL TRUST
                                     FIRST PUT SERIES
                         (14 DAY REPURCHASE - COLLATERAL BACKED)


                                                     For the years ended July 31,
                                                   1995          1994         1993

Operations:

   Investment income - net                      $  428,180     $  446,881   $  680,737

   Realized gain on securities sold or
     redeemed                                          700         12,100       42,550

   Unrealized market depreciation                  (24,394)       (27,970)     (72,787)

           Net increase in net assets
             resulting from operations             404,486        431,011      650,500


Less Distributions to Unit Holders:

   Principal                                       (80,759)      (951,988)  (3,377,572)

   Investment income - net                        (480,566)      (445,882)    (707,451)

           Total distributions                    (561,325)    (1,397,870)  (4,085,023)

Net decrease in net assets                        (156,839)      (966,859)  (3,434,523)

Net assets:

   Beginning of year                             6,217,461      7,184,320   10,618,843

   End of year (including undistributed
     principal and net investment income
     of $119,593, $187,038, and $185,927,
     respectively)                              $6,060,622     $6,217,461   $7,184,320

                            See notes to financial statements

                                           A-4

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                              FIRST PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               July 31, 1995


(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Investments on the basis set forth in Part I of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of each Trust included in the Registration Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period considering the purchase commitment of the Seller (see Note 5 to the Schedule of Investments).

(3) Income Taxes

    The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees, and an annual Sponsor's portfolio supervision fee and may incur additional charges as explained under "Expenses and Charges" in Part I of this Prospectus.

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                              FIRST PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               July 31, 1995

(b) DISTRIBUTIONS

    Interest received by the Trust is distributed to the Unit Holders on or shortly after the twenty-fifth day of the month, either monthly, quarterly (January, April, July and October) or semiannually (January and July), at the Unit Holders' election, after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in
Part I of this Prospectus.

(c) ORIGINAL COST TO INVESTORS

    The original cost to investors represents the aggregate initial public offering price as of the date of deposit (February 16, 1984) exclusive of accrued interest.

    A reconciliation of the original cost of Units to investors to the net amount applicable to investors as of July 31, 1995 follows:

       Original cost to investors                               $18,556,701
       Less:  Gross underwriting commissions (sales charge)        (556,701)
       Net cost to investors                                     18,000,000
       Cost of securities sold or redeemed                      (12,175,000)
       Unrealized market appreciation                               116,029
       Net amount applicable to investors                       $ 5,941,029

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust:
    Net Assets as of July 31, 1995 represented by:

                                   Monthly       Quarterly      Semiannual
                                 distribution   distribution   distribution
                                     plan           plan           plan
       Net Asset Value             $364.72        $364.73        $364.73
       Units Outstanding             9,278          1,738          5,601

                                    A-6

                       NOTES TO FINANCIAL STATEMENTS

                          NATIONAL MUNICIPAL TRUST
                              FIRST PUT SERIES
                  (14 DAY REPURCHASE - COLLATERAL BACKED)

                               July 31, 1995


(d) OTHER INFORMATION (continued)

    Distributions of net investment income and principal per Unit:

                                              For the years ended July 31,
                                              1995        1994         1993

       Net investment income:
         Monthly Distribution Plan           $28.74      $26.62      $40.99
         Quarterly Distribution Plan         $29.00      $26.92      $44.30
         Semiannual Distribution Plan        $29.16      $27.14      $44.49


       Principal:                            $ 4.86      $57.29      $  -

                                        A-7


                                       SCHEDULE OF INVESTMENTS

                                       NATIONAL MUNICIPAL TRUST
                                           FIRST PUT SERIES
                               (14 DAY REPURCHASE - COLLATERAL BACKED)

                                            July 31, 1995


Port-                                                                                                    Optional
folio                                        Face    Interest  Maturity Disposition  Sinking Fund     Refunding        Market
 No.      Title of Securities    Ratings<F1>Amount    Rate       Date     Year<F8>  Redemptions<F3> Redemptions<F2> Value<F4>
                                                                                                                         <F5><F6>

 1.  New York State Housing
     Finance Agency, Keeler
     Project                        BBB     $  910,000   8.000%   05/01/19    2017     Presently@100   11/01/95@101   $  930,248

 2.  New York State Housing
     Finance Agency, South-East
     Tower Housing Project Bonds    <F9>       880,000   7.750    11/01/18    2016     Presently@100   10/24/95@102      890,780

 3.  New York State Medical
     Care Facilities Finance
     Agency, Hospital and Nursing
     Home Project Revenue Bonds,
     1979 Series A                  A<F7>      975,000   7.400    11/01/16    2014     11/01/04@100    08/30/95@103      996,401

 4.  New York State Housing
     Finance Agency - Hospital
     and Nursing Home Project
     Bonds, 1977 Series A           A-       2,130,000   7.000    11/01/17    2015     11/01/98@100    08/30/95@103    2,177,520

 5.  New York State Housing
     Finance Agency, Henry
     Phipps Plaza West Urban
     Rental Project Bonds           BBB        930,000   8.000    05/01/18    2016     Presently@100   11/01/95@101      946,080

                                            $5,825,000                                                                $5,941,029

                                                See notes to schedule of investments
                                                                  A-8

                    NOTES TO SCHEDULE OF INVESTMENTS

                        NATIONAL MUNICIPAL TRUST
                            FIRST PUT SERIES
                (14 DAY REPURCHASE - COLLATERAL BACKED)

                             July 31, 1995


<F1>   All ratings are provided by Standard & Poor's Corporation, unless otherwise indicated. A brief description of applicable Security ratings is given under "Bond Ratings" in Part I of this Prospectus.

<F2>   There is shown under this heading the date on which each issue of
Bonds is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. The Bonds may also be redeemable at par under certain circumstances from special redemption payments.

<F3>   There is shown under this heading the date on which an issue of
Bonds is subject to scheduled sinking fund redemption and the price on that date.

<F4>   The market value of the Bonds as of July 31, 1995 was determined by the Evaluator on the basis of bid side evaluations for the Bonds at such date considering the repurchase commitment of the Seller.

<F5>   The Seller (refer to "Bonds-Repurchase Commitments" in Part I of this Prospectus) has committed to repurchase on fourteen calendar days' notice to any bond at its unpaid principal amount plus accrued interest to meet redemptions of Units. Furthermore, bonds in the Trust are guaranteed as to principal and interest (and premium which may be owing due to redemption prior to maturity or otherwise) by the Seller. The Seller has secured such guarantees and repurchase commitments by pledging certain securities including those issued, guaranteed or insured by, and backed by the full faith and credit of, the United States Government, to The Chase Manhattan Bank, N.A. (formerly United States Trust Company of New York), as Collateral Agent for the benefit of the Trust.
The Seller has also agreed to provide additional collateral whenever the aggregate market or pledge value of the existing collateral is less than the aggregate market or pledge value requirement in an amount sufficient to eliminate such shortfall.

                    NOTES TO SCHEDULE OF INVESTMENTS

                        NATIONAL MUNICIPAL TRUST
                            FIRST PUT SERIES
                (14 DAY REPURCHASE - COLLATERAL BACKED)

                             July 31, 1995

<F6> At July 31, 1995, the unrealized market appreciation of all Bonds was comprised of the following:

       Gross unrealized market appreciation               $116,029

       Gross unrealized market depreciation                   -

       Unrealized market appreciation                     $116,029

    The cost of the Bonds for Federal income tax purposes was $5,825,000 at July 31, 1995.

<F7> Moody's Investors Service, Inc. rating.

<F8> The Trustee is required under the Indenture to sell each of the
Bonds on its scheduled Disposition Date in the open market if the price which can be obtained on such date is in excess of the unpaid principal amount or, in all other cases, to the Seller at an amount equal to the outstanding principal plus accrued interest.

<F9> This Security, although unrated, has, in the opinion of the
Sponsor, credit characteristics comparable to an investment grade
Security.
                                  A-10

PROSPECTUS--PART B:                                                  MAIL CODE A

Note that Part B of this Prospectus may not be distributed unless accompanied by Part A.

              NATIONAL MUNICIPAL TRUST AND PRUDENTIAL UNIT TRUSTS
                                   THE TRUST

      Each National Municipal Trust is one of a series of similar but separate unit investment trusts created under one of the following names: National Municipal Trust (hereinafter referred to as the National Municipal Trust, National Series); National Municipal Trust, Insured Series; National Municipal Trust, Discount Series; National Municipal Trust, Multistate Series; National Municipal Trust, Intermediate Series and National Municipal Trust, Selected Credit Trust Series. Each of the Prudential Unit Trusts is one of a series of similar but separate unit investment trusts created under one of the following names: Prudential Unit Trusts, Insured Tax-Exempt Series; Prudential Unit Trusts, Insured Tax-Exempt Selected Term Series; Prudential Unit Trusts, Insured Multistate Tax-Exempt Series; Prudential Unit Trusts, Tax-Exempt Series; Prudential Unit Trusts, Multistate Tax-Exempt Series and Prudential Unit Trusts, Tax-Exempt Selected Term Series. The Securities in the Tax-Exempt Series, Multistate Tax-Exempt Series and Tax-Exempt Selected Term Series are not insured. Collectively, each National Municipal Trust and each of the Prudential Unit Trusts are referred to as ``National Municipal Trust'' or ``Prudential Unit Trusts'', respectively (individually each National Municipal Trust and each of the Prudential Unit Trusts may be referred to as the ``Trust'' or the ``Insured Trust'' or the ``State Trust'' in the case of each trust comprising a Multistate Series or the ``Trusts'' or the ``Insured Trusts'' or the ``State Trusts'' as the context requires).

      Each Trust is designated by a different series number and was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement and, for certain trusts, a related Reference Trust Agreement (collectively, the ``Indenture'')* dated the Date of Deposit among Prudential Securities Incorporated (the ``Sponsor''), United States Trust Company of New York (the ``Trustee'') and Kenny Information Systems, Inc. (the ``Evaluator''). On the Date of Deposit, certain securities were deposited, Deposited Units, if any, and contracts and funds for the purchase of such securities (collectively, the ``Securities''). The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the ``Certificates'') representing the units (the ``Units'') comprising the entire ownership of each Trust which Units the Sponsor offered and is offering for sale to the public. The holders of Units (the ``Unit Holders'' or ``Unit Holder'', as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Securities (the ``Redemption Price'') if they cannot be sold in the secondary market which the Sponsor, although not obligated to do so, proposes to maintain. The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America. Each Trust has a mandatory termination date set forth under Part A--``Summary of Essential Information'', but may be terminated substantially prior thereto upon the occurrence of certain events, including a reduction in the value of the Trust below the dollar amount set forth under Part A--``Summary of Essential Information''.

      The initial public offering of Units in each Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.

      The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio of Securities (the ``Portfolio'') consisting primarily of long-term (intermediate term in the case of National Municipal Trust, National Series, and certain Prudential Unit Trusts or selected term in the case of the Prudential Unit Trusts Insured Tax-Exempt Selected Term Series and the Tax-Exempt Selected Term Series) state, municipal and public authority (``Issuers'') debt obligations, and (except for National Municipal Trust Selected Credit Trust Series) the conservation of capital. In addition, in the opinion of counsel, interest income of each State Trust is exempt from state and any local income taxes to individual Unit Holders resident in the State for which such State Trust is named. As of the Date of Deposit, the Securities in the Portfolio of each Trust were rated BBB or better (A or better or in the case of certain Trusts) (or in the case of a certain National Municipal Trust, B or better) by Standard & Poor's Corporation or Moody's Investors Service or had comparable credit characteristics in the opinion of the Prudential Investment Corporation, the Sponsor's affiliate. There is, of course, no guarantee that a
------------------

*Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

Trust's objectives will be achieved. Subsequent to the Date of Deposit, a Security in a Trust may cease to be rated or the rating assigned may be reduced below the minimum requirements of such Trust for the acquisition of Securities. (See ``Schedule of Portfolio Securities'' in Part A for the ratings of the Securities on a recent date). Although such events may be considered by the Sponsor in determining whether to direct the Trustee to dispose of a Security (see ``Sponsor-Responsibility'', herein), such events do not automatically require the elimination of such Security from the Portfolio. An investment in a Trust should be made with an understanding of the risks which an investment in fixed rate long-term or intermediate or selected term debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates. The life of each of the selected term Securities in the Prudential Unit Trusts Insured Tax-Exempt Selected Term or the Tax-Exempt Selected Term Series will not be less than 3 years and not more than 15 years.

      On a recent date, a Unit of a Trust represented the fractional undivided interest in the Securities and net income of such Trust set forth under Part A--``Summary of Essential Information'' in the ratio of 1 Unit for each approximately $1,000 face amount of Securities initially deposited in such Trust except as otherwise indicated in Part A. If any Units are redeemed by the Trustee, the face amount of Securities in a Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of a Trust pursuant to the Indenture.

      On a recent date, certain of the Securities in the Portfolio of a Trust were valued at prices in excess of prices at which such Securities may be redeemed in the future. (See Part A--``Schedule of Portfolio Securities'' for information relating to the particular series described therein.) To the extent that a Security is redeemed (or sold) at a price which is less than the valuation of such Security on the date a Unit Holder acquired his Units, the proceeds distributable to such Unit Holder in respect of such redemption (or sale) will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder). Such proceeds, however, may be more or less than the valuation of such Security at the time of such redemption (or sale). Similarly, on a recent date, certain of the Securities in a Trust may be valued at a price in excess of their face value at maturity (i.e., such Securities were valued at a premium above par). (See Part A--``Schedule of Portfolio Securities'' for information relating to the particular series described therein.) The proceeds distributable to a Unit Holder upon the maturity of a Security which was valued at a premium on the date he acquired his Units will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder).

      The Portfolio of a Trust may consist of Securities, the current market value of some of which were below face value on the date of this Prospectus. A likely reason for the market value of such Securities being less than face value at maturity is that the interest coupons of such Securities are at lower rates than the current market interest rate for comparably rated debt securities, even though at the time of the issuance of such Securities the interest coupons thereon represented then prevailing interest rates on comparably rated debt securities then newly issued. The current yields (coupon interest income as a percentage of market price, ignoring any original issue discount) of such Securities are lower than the current yields (computed on the same basis) of comparably rated debt securities of similar type newly issued at currently prevailing interest rates. Securities selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. Investors should be aware that any gain attributable to market discount will be taxable but need not be realized until maturity, redemption or sale of the Securities or Units. (See ``Tax Status''.) The current yield of such discounted securities carrying the same coupon interest rate and which are otherwise comparable tends to be higher for securities with longer periods of maturity than it is for those with shorter periods to maturity because the market value of such securities with a longer period to maturity tends to be less than the market value of such a bond with a shorter period to maturity. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued bonds will become deeper and if such currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

Portfolio Summary

      The Securities in the Portfolio of a Trust consist of Securities issued by or on behalf of states, counties, municipalities or other political subdivisions of the United States or issued by or on behalf of the Commonwealth of Puerto Rico or possessions of the United States, or municipalities or other political subdivisions thereof. The interest on such Securities is, with certain exceptions, or upon their delivery will be, in each instance, in the opinion of bond counsel to the Issuer of such Securities or by ruling of the Internal Revenue Service, exempt from Federal income taxes under existing law (but may be subject to state and local taxation). In the case of State Trusts, the Securities are obligations of the specified state or counties, municipalities, authorities or political subdivisions thereof or of the Commonwealth of Puerto Rico or possessions of the United States, interest on which will, in the opinion of bond counsel to the issuing governmental authorities, be exempt under existing law from Federal and the specified state and local income taxes to the extent indicated. (See ``Tax Status''.) Capital gains, if any, will be subject to Federal income tax and, generally, to state and/or local income taxes.

      The Portfolio of a Trust may contain Securities that are general obligations of governmental entities and/or bonds that are guaranteed by governmental entities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) General obligation bonds are general obligations of a state or local government secured by the power of such Issuer to levy taxes, and are backed by the pledge of such governmental entity. The ability of the Issuer of a general obligation bond to meet its obligation depends largely upon its economic condition. Many Issuers rely upon ad valorem real property taxes as a source of revenue. Proposals in the form of state legislative or voter initiatives to limit ad valorem real property taxes have been introduced in various states. It is not presently possible to predict the impact of these or future proposals, if adopted, on states, local governments or school districts or on their abilities to make future payments on their outstanding debt obligations. The remaining issues are payable from the income of specific projects or authorities and are not supported by the Issuer's power to levy taxes. In the portfolios for most of the Trusts, this latter group of issues contains Securities that are also supported by the moral obligations of governmental entities. In the event of a deficiency in the debt service reserve funds of moral obligation Securities, the governmental entity having the moral commitment may (but is not legally obligated to) satisfy such deficiency. However, in the event of a deficiency in the debt service reserve funds of Securities not backed by such moral obligations, no such moral commitment of a governmental entity exists.

      The Portfolio of a Trust may contain zero coupon bond(s) (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and discount maturity payment bonds) or one or more other Securities which were issued with an ``original issue discount''. ``Original issue discount'' bonds are acquired at prices which represent a discount from face amount, principally because such bonds bear interest at rates which are lower than currently-prevailing market rates. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) A discounted bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds i.e. the market value of zero coupon bonds is subject to greater fluctuation in response to changes in interest rates than is the market value of bonds which pay interest currently. Zero coupon bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the Issuer is not obligated to make current interest payments, zero coupon bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e. a bond's provision for redemption at only a modest premium over the accreted value of the bond. In addition, in the event the redemption of Securities or a decline in the value of the Securities causes the portfolio to be valued at less than the optional termination value, the Trust may terminate at a time when a substantial portion of the Securities in the portfolio are zero coupon bonds. The sale of such zero coupon bonds at such time may result in a loss to Unit Holders.

      The Portfolio of a Trust may contain Securities of housing authorities payable from revenues derived by state housing finance agencies or municipal housing authorities from repayments on mortgage and home improvement loans made by such agencies. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of such Federal programs is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Repayment of housing loans and home improvement loans in a timely manner is dependent on factors affecting the housing market generally and upon the underwriting and management
                                       3
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ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including failure or inability to increase rentals, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

      The Portfolio of a Trust may contain Securities which are subject to the requirements of Section l03A of the Internal Revenue Code of 1954, as amended (the ``1954 Code''), or Section 143 of the Internal Revenue Code of 1986 (the ``1986 Code'' or the ``Code''). (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Sections 103A and 143 provide that obligations issued to provide single family housing will be exempt from Federal income taxation if all of the proceeds of the issue (exclusive of issuance costs and a reasonably required reserve) are used to make or acquire loans which meet requirements including certain requirements which must be satisfied after issuance. If proceeds of the issue are not used to acquire such loans, the Issuer may be required to redeem all or a portion of such issue from such uncommitted proceeds to maintain the issue's tax exemption. Bond counsel to each such Issuer has issued an opinion that the interest on such Securities was exempt from Federal income tax at the time the Securities were issued. The failure of the Issuers of such Securities to meet certain ongoing compliance requirements imposed by Sections 103A and 143 could render the interest on such Securities subject to Federal income taxation, possibly from the date of their issuance. If interest on such Securities in a Trust is deemed to be subject to Federal income taxation, the loss of tax-exempt status can be expected to adversely affect the market value of such Securities. In this event and under the terms of the Indenture the Sponsor may direct the sale of such Securities. The sale of such Securities in such circumstances is likely to result in a loss to the Trust.

      The Portfolio of a Trust may include certain housing authority obligations whose tax exemption depends upon qualification under Section 103(b)(4)(A) of the 1954 Code, or Section 142 of the 1986 Code, and appropriate Treasury Regulations. Both Code Sections require that specified minimum percentages of the units in each rental housing project financed by tax-exempt debt are to be continuously occupied by low or moderate income tenants for specified periods. Department of the Treasury Regulations issued under Section 103(b)(4)(A) of the 1954 Code provide that in order to prevent possible retroactive Federal income taxation of interest on such Securities certain conditions must be met. The regulations provide, however, that such retroactive taxation will not occur if the Issuer corrects any non-compliance occurring after the issuance of the Securities within a reasonable period after such non-compliance is first discovered or should have been discovered by the Issuer. Similar regulations are expected to be issued under 1986 Code Section 142. If the interest on any of the Securities in a Trust that are housing securities should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Securities and, since they would be sold as taxable securities, it is expected that such Securities would have to be sold at a substantial discount from current market price of a comparable tax-exempt security.

      The Portfolio of a Trust may contain Securities which contain provisions which require the Issuer to redeem such obligations at par from unused proceeds of the issue within a stated period which typically does not exceed three years from the date of issuance of such Securities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) In periods in which interest rates decline there may be increased redemptions of housing securities pursuant to such redemption provisions. Such an increase in redemptions may occur because conventional mortgage loans may have become available at interest rates equal to or less than the interest rates charged on the mortgage loans previously made available from the proceeds of such housing securities. Therefore, some Issuers of such housing securities may have experienced insufficient demand to complete mortgage loan originations for all of the money made available from such securities. In addition, mortgage loans made with the proceeds of housing securities, in general, do not carry prepayment penalties and therefore certain mortgage loans may be prepaid earlier than their maturity dates. If the Issuers of such housing securities are unable to or choose not to reloan these monies, they will generally redeem housing securities in an amount approximately equal to such prepayments. The Sponsor is unable to predict at this time whether such redemptions will be made at a high rate. The disposition of such Securities may result in a loss to a Trust.

      All single-family housing mortgage-backed securities and certain multi-family housing mortgage-backed securities are prepaid over the life of the underlying mortgage or mortgage pool, and therefore, the average life of mortgage-backed Securities cannot necessarily be determined, but will ordinarily be less than their maturities. In addition, in the case of single-family housing Securities and certain other mortgage-backed Securities, if proceeds from the sale of the Securities are not allocated within a stated period (which may be within a year of the date of issue), or if mortgage loans made from the Security proceeds are prepaid, upon receipt of mortgage prepayments the Security issues may be called at par. Prepayments are more likely to occur as interest rates decline. Some of the Securities in the Portfolio were
                                       4
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such housing obligations deposited in the Trust at a price higher than their par value. To the extent that these obligations were valued at a premium at the time a Unit Holder purchased Units, any prepayment at par would result in a loss of capital to the Unit Holder and, in any event, reduce the amount of income that would otherwise have been paid to the Unit Holder. When prevailing interest rates rise, the value of a housing security may decrease as do other debt securities, but when prevailing interest rates decline, the value of the mortgage-backed securities is not likely to rise on a comparable basis with other debt securities because of the prepayment features.

      The Portfolio of a Trust may contain Securities in the hospital facilities category payable from revenues derived from hospitals and health care facilities which, generally, were constructed or are being constructed from the proceeds of such Securities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The continuing availability of sufficient revenues is dependent upon several factors affecting all such facilities generally, including, among other factors the ability of the facilities to provide the services required by patients, changes in Medicare and Medicaid reimbursement regulations, the success of efforts by the states and the Federal government to limit the cost of health care, changes in contracts between health care institutions and public or private insurers, the timely completion of the construction of projects and achieving and maintaining projected rates of utilization. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in a Trust. Future actions by the Federal government with respect to Medicare and by the Federal and State governments, with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations, or their interpretations, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost control, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of these proposals, if enacted, on any of the Securities in the Portfolio of a Trust.

      The Portfolio of a Trust may contain Securities in the power and electric facilities category payable from revenues derived from power facilities, which generally include revenues from the sale of electricity generated and distributed by power agencies using hydro-electric, nuclear, fossil or other power sources. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The ability of the Issuers of such bonds to make payments of principal of, or interest on, such obligations is dependent, among other things, upon the continuing ability of such Issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems of the power and electric utility industry include difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain technical and cost factors relating to the construction and operation of nuclear power generating facilities, the difficulty of the capital markets in absorbing utility debt and equity securities, the availability of fuel for electric generation at reasonable prices, the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal. Some of the Issuers of Securities in the Portfolio may own or operate nuclear facilities for electric generation. Additional considerations in the case of such Issuers include the problems associated with the use and disposal of radioactive materials and wastes, and other problems associated with construction, licensing, regulation and operation of such facilities. In addition, Federal, state or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction or operation of nuclear power plants, or the suspension of operation of such plants which have been or are being financed by proceeds of certain of the Securities held in the Portfolio of a Trust. Such delays, suspensions or other action may affect the payment of interest on, or the repayment of the principal amount of, such Securities. On November 15, 1990 the President signed into law the Clean Air Act Amendments of 1990 which provide for attainment and maintenance of health protective national ambient air quality standards. The goal of the law is to cut acid rain pollutants by half, sharply reduce urban smog and eliminate most of the toxic chemical emissions from industrial plants by the turn of the century. As enacted, the law affects nearly all electric power facilities that burn oil or coal. Greenhouse effect bills and hazardous waste bills may further increase the cost of utility service. The Sponsor is unable
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to predict the ultimate form that any new regulations or other governmental action may take, when legislation may be enacted, or the resulting impact on the Securities in the Portfolio of a Trust.

      The Portfolio of a Trust may contain Securities which are in the industrial revenue facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Industrial Revenue Bonds (``IRBs'') are tax-exempt securities issued by states, municipalities or public authorities to finance the cost of acquiring, constructing or improving various projects, including pollution control, environmental improvement, industrial or special airport facilities. IRBs are payable from the income of specific facilities or from payments made by private corporations to the state authorities issuing such bonds. Interest on the IRBs is generally exempt, with certain exceptions, from Federal income tax pursuant to Section 103 of the 1954 Code, provided the Issuer and corporate obligor thereof continue to meet certain conditions. In the opinion of bond counsel to the Issuers, the interest on the IRBs constituting the Securities is exempt (except in certain instances depending on the Unit Holders) from all Federal income tax under existing law but may be subject to state or local taxation. (See ``Tax Status.'')

      The Portfolio of a Trust may contain Securities which are in the water and sewer facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Bonds in the water and sewer facilities category include securities issued to finance public water and sewer projects for water management and supply and sewer control and securities issued by public Issuers on behalf of private corporations for such projects. These bonds are payable from the income of specific facilities or from payments made by such private corporations to the state authorities issuing such bonds. The income of such facilities is generated from the payment of user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of ``no growth'' zoning ordinances.

      The Portfolio of a Trust may contain Securities which are in the revenue obligations of universities and schools category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The ability of universities and schools to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in enrollment and tuition revenue, the availability of Federal, state and alumni financial support, the method and validity, under state constitutions, of present systems of financing public education, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments. Studies undertaken by public and private groups differ with respect to statistics and projections for past secondary enrollment of educational institutions in the 1990s.

      The Portfolio of a Trust may contain Securities in the pollution control facilities category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Bonds in the pollution control facilities category include securities issued to finance public water, sewage or solid waste treatment facilities and securities issued by a public Issuer on behalf of a private corporation to provide facilities for the treatment of air, water and solid waste pollution. These Securities are payable from the income of specific facilities, state authorities or from payments made by such private corporations.

      The Portfolio of the Trust may contain Securities which are in the redevelopment facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The purpose of redevelopment is to revitalize deteriorated and/or underdeveloped areas within a community. As new construction progresses, property values normally increase significantly and the ultimate result is a proportionate increase in ad valorem property tax revenues. However, if, due to various economic factors, the assessed valuation is reduced, such reduction may result in insufficient tax revenues, which could in turn impair the ability of the Issuer to make payments of principal and/or interest on the bonds when due. A reduction in property tax rates or delinquencies in the payment of property taxes could have a similar adverse effect.

      The Portfolio of a Trust may contain Securities in the resource recovery category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The issuers of such Securities are municipalities or agencies or authorities thereof that have allocated the proceeds of the issue towards the construction and operation of a resource recovery facility operated by a corporate operator. Payments on the bonds are dependent upon the creditworthiness of the corporate operator of the particular project. The operation of such facilities typically depends upon the delivery thereto of specified quantities of solid waste from which refuse-derived fuel can be extracted and in turn converted into electricity or steam by the facility. The operation of the facility may be limited or totally
                                       6
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curtailed from operating because of failure to comply with governmental regulations concerning the environment, failure to obtain necessary environmental permits, zoning permits and other municipal ordinances or inability to maintain or renew such permits because of an inability to comply with changes in government environmental regulations. If the resource recovery facility is unable to operate or cannot operate at full capacity, the corporate operator of such facility will be unable to generate revenues necessary to cover payments on the resource recovery bonds. Furthermore, the corporate operator's revenue is typically derived from the sale of the power generated by the facility to a power agency or company under a power purchase agreement. The continued flow and level of payments made by the corporate operator might therefore depend upon the financial condition of the purchaser under such a power agreement and the operator's continued ability to generate the minimum amount of power required to be delivered thereunder. Such a purchaser may be subject to the various general problems and risks associated with the power industry and the regulatory environment in which it operates. A decline in price of the extracted materials or the electricity or steam created by the facility may also result in insufficient revenues generated by the corporate operator as will an increase in its operating costs. Finally there may be technological risks that become apparent in the long run that are not presently apparent because of the relatively short history of these facilities which risks may involve the successful construction or operation of such facilities.

      The Portfolio of a Trust may contain Securities which are in the special tax bond category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Special tax bonds are not secured by the general tax revenues of the municipality and they do not represent general obligations of the municipality. Therefore, the ability of the issuers of special tax bonds to pay interest and/or principal on special tax bonds may be adversely affected by the inability to collect all or part of the special tax due to various factors including: a general decline in the local economy or population, inability or failure to pay the special tax, failure to develop property backing certain special tax bonds for reasons including prohibitions or restraints on development such as failure to receive regulatory agency approval for development and fluctuations in the real estate market, a decline in the value of projects backing certain tax bonds, natural disasters or environmental hazards.

      The Portfolio of a Trust may contain Securities which are in the tax allocation bond category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) These Securities are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located (``project areas''). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

      The Portfolio of a Trust may contain Securities in the certificates of participation category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Each certificate represents an undivided and proportionate interest in lease or installment purchase payments to be made by governmental entities (which are the participants) to a third party for the use and possession or acquisition of a particular project or equipment. Each payment is divided into an interest portion and a principal portion, the interest portion of which constitutes tax-exempt interest in the opinion of special counsel retained in connection with the issue. The third party assigns its rights to the payments to a trustee for the benefit of the certificate holders. The amounts paid to the trustee by the participants are used to make the payments of principal and interest due with respect to the certificates. The obligation of a participant to make the payments does not constitute an obligation for which the participant is obligated to levy or pledge any form of taxation.

      The Portfolio of a Trust may contain obligations of Issuers located in the Commonwealth of Puerto Rico. (See Part A--``Portfolio Summary''.) The ability of the Issuers of such bonds to meet their obligations may be affected by the economic and social problems facing Puerto Rico. Unemployment in Puerto Rico remains high by United States standards. The island's per capita personal income has been lower than in any state of the United States. Transfer payments from the United States Government under various social welfare programs (such as food stamps, social security and veterans' benefits) contribute significantly to personal income.

      The economy of Puerto Rico is closely integrated with that of the mainland United States and is largely dependent for its development upon U.S. policies and programs that could be eliminated by the U.S. Congress. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs which may not always be available. An
                                       7
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adverse effect on the Puerto Rican economy could result from other U.S.
policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. During fiscal 1991, approximately 87% of Puerto Rico's exports were to the United States mainland, which was also the source of 68% of Puerto Rico's imports. Growth in the Puerto Rico economy in fiscal 1992 and fiscal 1993 will depend on several factors including the state of the U.S. economy.

      The Puerto Rican economy consists principally of manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar), tourism and the service sector (including finance, insurance, and real estate). Since Puerto Rico is an island and is heavily dependent upon imports and exports, maritime and air transportation are of basic importance to its economy. The manufacturing and service sectors generate the largest portion of gross product. Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The finance, insurance and real estate components of this sector have recently experienced the most growth. The level of tourism is affected by various factors, including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

      The government sector of the Commonwealth plays an important role in the economy of the island. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rican sugar production.

      The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code generally provides deferral of Federal income taxes for U.S. companies operating on the island until profits are repatriated. No assessment can be made as to whether or not Section 936 and other incentive programs will be continued. It is expected that the elimination of Section 936, if it occurred, would have a strongly negative impact on Puerto Rico's economy.

      There have for many years been two major viewpoints in Puerto Rico with respect to the island's relationship to the United States, one essentially favoring the existing commonwealth status (but with modifications providing for greater local autonomy), and the other favoring statehood. A third viewpoint favors independence from the United States. The Sponsor cannot predict what effect, if any, a change in the relationship between Puerto Rico and the United States would have on the issuer's ability to meet their obligations.

      Each Trust consists of the Securities listed under Part A--``Schedule of Portfolio Securities'' herein, as long as such Securities may continue to be held from time to time in the Trust (including certain securities deposited in the Trust in exchange or substitution for any Securities pursuant to the Indenture) together with accrued and undistributed interest thereon and undistributed and uninvested cash realized from the disposition of Securities. BECAUSE CERTAIN OF THE SECURITIES FROM TIME TO TIME MAY BE REDEEMED OR WILL MATURE IN ACCORDANCE WITH THEIR TERMS OR MAY BE SOLD UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT A TRUST WILL RETAIN FOR ANY LENGTH OF TIME ITS PRESENT SIZE AND COMPOSITION. THE TRUSTEE HAS NOT PARTICIPATED IN THE SELECTION OF SECURITIES FOR THE TRUSTS, AND NEITHER THE SPONSOR NOR THE TRUSTEE WILL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY SECURITIES.

      To the best knowledge of the Sponsor, there is no material litigation pending in respect of any Securities which might reasonably be expected to have a material adverse effect upon a Trust. At any time litigation may be initiated on a variety of grounds with respect to Securities in a Trust. Such litigation may affect the validity of such Securities or the tax-free nature of the interest thereon. Although the outcome of litigation of such nature cannot be predicted, opinions of bond counsel are delivered with respect to each Security on the date of issuance to the effect that such Security has been validly issued and that the interest thereon is exempt from Federal income tax under then existing law. If legal proceedings are instituted seeking, among other things, to restrain or enjoin the payment of any of the Securities or attacking their validity or the authorization or existence of the Issuer, the Sponsor may, in accordance with the Indenture, direct the Trustee to sell such Securities and distribute the proceeds of such sale to Unit Holders. In addition, other factors may arise from time to time which potentially may impair the ability of Issuers to meet
                                       8
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obligations undertaken with respect to Securities (e.g., state legislative proposals or voter initiatives to limit ad valorem real property taxes).

      Under the Federal Bankruptcy Code, political subdivisions, public agencies or other instrumentalities of any state (including municipalities) which are insolvent or unable to meet their debts as they mature and which meet certain other conditions may file a petition in Federal bankruptcy court. Generally, the filing of such a petition operates as a stay of any proceeding to enforce a claim against the debtor. The Federal Bankruptcy Code also requires the debtor to file a plan for the adjustment of its debts which may modify or alter the rights of creditors. Under such a plan the Federal bankruptcy court may permit the debtor to issue certificates of indebtedness which have priority over existing creditors and which could be secured. Any plan of adjustment confirmed by the court must be approved by the requisite majorities of creditors of different classes. If confirmed by the bankruptcy court, the plan would be binding upon all creditors affected by it. The Sponsor is unable to predict the effect these bankruptcy provisions may have on a Trust.

      Most of the Securities are subject to redemption prior to their stated maturity dates pursuant to optional refunding redemption and/or sinking fund provisions. In general, optional refunding redemption provisions are more likely to be exercised when the evaluation of a Security is at a premium over par than when it is at a discount from par. Generally, the evaluation of Securities will be at a premium over par when market interest rates fall below the coupon rate on such Securities. In addition, certain Securities may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Securities. The redemption of a Security at par may result in a loss to a Trust. See Part A--``Schedule of Portfolio Securities'' for those Securities in the Portfolio of a Trust which as of the date of such schedule had a bid side evaluation in excess of par. Certain Securities in the Portfolio may be subject to sinking fund provisions during the life of a Trust. Such provisions are designed to redeem a significant portion of an issue of Securities gradually over the life of such issue. Particular bonds of an issue of Securities to be redeemed are generally chosen by lot. The ``Schedule of Portfolio Securities'' herein contains a listing of the optional refunding and sinking fund redemption provisions, if any, with respect to each of the Securities.

      DUE TO FLUCTUATIONS IN THE MARKET PRICE OF THE SECURITIES IN THE PORTFOLIO AND THE FACT THAT THE PUBLIC OFFERING PRICE INCLUDES A SALES CHARGE, AMONG OTHER FACTORS, THE AMOUNT REALIZED BY A UNIT HOLDER UPON THE REDEMPTION OR SALE OF UNITS MAY BE LESS THAN THE PRICE PAID FOR SUCH UNITS BY THE UNIT HOLDER. (SEE ``RIGHTS OF UNIT HOLDERS--REDEMPTION--COMPUTATION OF REDEMPTION PRICE PER UNIT'', HEREIN.)

      Unit Holders of a Trust not designated as Insured should omit the following and continue with ``Objectives and Securities Selection.'' All of the Securities in any Series not designated as Insured are not insured and the following section ``Insurance on the Securities in the Portfolio of an Insured Trust'' is inapplicable to such Series.

Insurance on the Securities in the Portfolio of an Insured Trust--General

      Each Insured National Municipal Trust is covered by one of the following two types of insurance (see Part A-- ``Summary'' for a description of the type of insurance applicable to the particular series therein; see ``The Trust-- Insurance on the Securities in the Portfolio of an Insured Trust--Insurers'' for a description of the insurers): (1) the Sponsor obtained insurance to maturity of the Securities from Financial Guaranty for certain of the Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (see ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity''), or (2) each Security is insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity.'')

      Each Insured Prudential Unit Trust is covered by one of the following four types of insurance (see Part A-- ``Summary'' for a description of the type of insurance applicable to the particular series therein; see ``The Trust-- Insurance on the Securities in the Portfolio of an Insured Trust--Insurers'' for a description of the insurers): (1) The Sponsor obtained insurance to maturity of the Securities from Financial Guaranty for certain of the Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (See ``The Trust--Insurance on the Securities in the Portfolio of one Insured Trust--Insured to Maturity'') or, (2) the Insured Trust obtained Portfolio Insurance from Financial Guaranty for all of the Securities in the Portfolio of an Insured Trust (see ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance''), or
(3) the Insured Trust obtained Portfolio
                                       9
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Insurance from Financial Guaranty on certain Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (see ``The Trust--Insurance on the Securities in the Portfolio on an Insured Trust--Portfolio Insurance-- Insured to Maturity'') or (4) each Security is insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty. (See ``The Trust--Insurance on the Securities in the Portfolio or for Insured Trust--Insured to Maturity.'').

      Certain Securities in an Insured Trust may be insured both by insurance obtained from Financial Guaranty or other insurers by the Issuer of such Securities as well as under the Portfolio Insurance policy obtained by the Insured Trust. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance--Insured to Maturity.'') Insurance obtained by an Insured Trust is effective only while the Securities thus insured are held in an Insured Trust.

Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance

      In an effort to protect Unit Holders against delay in payment of interest and against principal loss, insurance (``Portfolio Insurance'') has been obtained by an Insured Trust from Financial Guaranty Insurance Company (``Financial Guaranty''), a New York stock insurance company, guaranteeing the scheduled payment of interest and principal with respect to certain of the Securities deposited in and delivered to an Insured Trust. The Portfolio Insurance policy obtained by an Insured Trust is noncancellable and will continue in force so long as an Insured Trust is in existence and the securities described in the policy continue to be held by each such Insured Trust (see Part A--``Schedule of Portfolio Securities''). The Deposited Units in an Insured Trust were rated AAA by Standard & Poor's Corporation on their respective dates of deposit as a result of the Portfolio Insurance obtained from Financial Guaranty by such previous series. As a result of this Portfolio Insurance the Units of an Insured Trust were rated AAA by Standard & Poor's Corporation as of the Date of Deposit. (See ``Bond Ratings''.)

      Insurance is not a substitute for the basic credit of an Issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Securities is issued by the Insurance Company. A single premium is paid by the Issuer for Securities insured by the Issuer and a monthly premium is paid by an Insured Trust for the Portfolio Insurance obtained by it, except for Securities covered by insurance obtained by the Issuer from Financial Guaranty, in which case no premiums for insurance are paid by an Insured Trust. Upon the sale of a Security from an Insured Trust, the Trustee, pursuant to an irrevocable commitment of Financial Guaranty, has the right to obtain permanent insurance (i.e. insurance to maturity of the Securities regardless of the identity of the holder thereof) (``Permanent Insurance'') with respect to such Security upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Security. An Insured Trust will obtain and pay a premium for the Permanent Insurance upon the sale of a Security if the Sponsor determines that such sale will result in a net realization greater than would the sale of such Security without the purchase of such Permanent Insurance. Accordingly, any Security (other than a Deposited Unit) in an Insured Trust is eligible to be sold on an insured basis. Any Security in a Trust represented by a Deposited Unit is eligible to be sold on an insured basis. The premium for Permanent Insurance with respect to each Security is determined based upon the insurability of each Security as of the Date of Deposit and will not be increased or decreased thereafter. Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty ``AAA'' and ``Aaa'', respectively.

      Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the Portfolio Insurance obtained and the Permanent Insurance obtainable by an Insured Trust unless a Security is in default in payment of principal or interest or in significant risk of such default. The value of the Permanent Insurance will be equal to the difference between (i) the market value of defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance. The value of any insurance obtained by the Issuer of a Security is reflected and included in the market value of such Security.

      Nonpayment of premiums on the policy obtained by an Insured Trust will not result in the cancellation of the insurance but will permit Financial Guaranty to take action against an Insured Trust to recover premium payments due it. Premium rates for each issue of Securities protected by the Portfolio Insurance obtained by an Insured Trust are fixed for the life of an Insured Trust. The premium for any insurance policy or policies obtained by an Issuer of
                                       10
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Securities has been paid in advance by such Issuer and any such policy or policies are noncancellable and will continue in force so long as the Securities so insured are outstanding.

      Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the ``Fiscal Agent''), that portion of the principal of and interest on the Securities which shall become due for payment but shall be unpaid by reason of nonpayment by the Issuer of the Securities and which has not been paid by insurance of the Security obtained by the Issuer. The term ``due for payment'' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When used in reference to interest on a Security, the term ``due for payment'' means the stated date for payment of interest. When, however, the interest on a Security shall have been determined (as provided in the underlying documentation relating to such Security) to be subject to Federal income taxation, the term ``due for payment'' also means, (i) when referring to the principal of such Security, the date on which such Security has been called for mandatory redemption as a result of such determination of taxability, and (ii) when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

      Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the Issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Security, appurtenant coupon or right to payment of principal or interest on such Security and shall succeed to all of the Trustee's rights thereunder, including the right to payment thereof.

      In determining whether to insure bonds, Financial Guaranty has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. Financial Guaranty's determination to issue insurance with respect to a bond is made prior to or on the date of deposit of a bond in an Insured Trust. The Portfolio Insurance obtained by an Insured Trust covers Securities deposited in an Insured Trust and physically delivered to the Trustee or a custodian for an Insured Trust in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered bonds, or registered in the name of the Trustee or its nominee in the case of Securities held in book-entry form.

      Insurance obtained by an Insured Trust or by the Security Issuer does not guarantee the market value of the Securities or the value of the Units. The Portfolio Insurance obtained by an Insured Trust is effective only as to Securities owned by and held in such Insured Trust. In the event of a sale of any such Security by the Trustee, the insurance terminates as to such Security on the date of sale but the Trustee may exercise the right to obtain Permanent Insurance with respect to the Security upon the payment of an insurance premium from the proceeds of the sale of such Security. Except as indicated below, Portfolio Insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. The Evaluator will attribute a value to the insurance obtained by an Insured Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Securities covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. (See ``Public Offering of Units--Public Offering Price''.) Insurance obtained by the Issuer of a Security is effective so long as such Security is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Securities thus insured, but the exact effect, if any, of such insurance on such market value cannot be predicted.

      The contract of insurance relating to an Insured Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Trust. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with a Trust or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from
                                       11
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
Financial Guaranty. Neither an Insured Trust nor the Units nor the Portfolio is insured directly or indirectly by FGIC Corporation.

      Because of the Portfolio Insurance applicable to the Securities in an Insured Trust insuring the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurer (Financial Guaranty), Standard & Poor's Corporation has assigned a ``AAA'' investment rating to an Insured Trust. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See ``Bond Ratings''.) The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the ``AAA'' investment rating with respect to the Units will be maintained.

      The purpose of the Portfolio Insurance obtained by an Insured Trust is to obtain a higher yield on the Securities in the Portfolio than would be available if all the Securities in such Portfolio were uninsured and had the Standard & Poor's Corporation ``Aaa'' and/or Moody's Investors Service ``Aaa'' and/or Fitch Investors Service, Inc. AAA rating(s) and, at the same time to have the protection of Portfolio Insurance with respect to scheduled payment of interest and principal on the Securities. There is, of course, no certainty that such purpose will be realized.

Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity

      Certain of the Securities in an Insured Trust are insured to maturity as to the scheduled payment of interest and principal either at the cost of the Issuer at the time of issuance or by other entities (for Securities insured prior to the Date of Deposit by AMBAC, Cap. Gty., Connie Lee, IIC, MBIA, MBIAC, BIG+ or Financial Guaranty) (the ``Insurers'' or each individually an ``Insurer'') or at the cost of the Sponsor, effective on the Date of Deposit (for Securities which were not insured at the time of issuance). The premium for any insurance policy or policies obtained by an Issuer of securities has been paid in advance by such Issuer and the insurance policies are non-cancellable and will continue in force so long as Securities are outstanding and the insurers remain in business. The respective insurance policies guarantee the scheduled payment of principal and interest on but do not guarantee the market value of the Securities covered by each policy or the value of the Units. In the event the Issuer of an insured Security defaults in payment of interest or principal, the insurance company insuring the Security will be required to pay to the Trustee any interest or principal payments due. Only Securities covered by a bond insurance policy may be deposited in an Insured Trust. Payment under each of the insurance policies is to be made in respect of principal of and interest on Securities covered thereby which becomes due for payment but is unpaid. Each such policy provides for payment of the defaulted principal or interest due to a trustee or paying agent. In turn, such trustee or paying agent will make payment to the bondholder (in this case, the Trustee) upon presentation of satisfactory evidence of such bondholder's right to receive such payment.

      Because the Securities are insured as to the scheduled payment of principal and interest and on the basis of the creditworthiness and claims-paying ability of certain insurers, Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. have assigned to those Securities in a Trust insured by such insurers, with the exception of IIC, an investment rating of ``AAA'', ``Aaa'' or ``AAA'', respectively. (See ``Insurance on the Securities in the Portfolio of an Insured Trust--Insurers.'') This is the highest rating assigned to securities by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. On July 13, 1990, Standard & Poor's Corporation lowered the ratings of IIC's claims-paying ability to A+; consequently, the Bonds insured by IIC are rated A+ (see ``Bond Ratings''). The obtaining of a rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. or as a guarantee of the market value of the Trust or the Units.

      Under the provisions of their insurance policies, the Insurers unconditionally and irrevocably agree to pay their respective paying agent(s), if any, that portion of the principal of and interest on the insured Securities which shall become due for payment but shall be unpaid by reason of nonpayment by the Issuer of the Securities. The term ``due for payment'' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due
------------------

+Securities originally insured by BIG have been reinsured by MBIAC pursuant to reinsurance agreements.

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
by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Security, the stated date for payment of interest; provided, however, that when the interest on a Security shall have been determined, as provided in the documentation relating thereto, to be subject to Federal income taxation, ``due for payment'' means, when referring to the principal of such Security (after September 6, 1989 for a National Municipal Trust), the date on which such Security has been called for mandatory redemption as a result of such determination of taxability (prior to September 6, 1989 the National Municipal Trust insurance policies generally did not provide for redemption as a result of a taxability determination), and when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

      The Insurers will make such payments to their respective paying agents on the date such principal or interest becomes due for payment or on the business day next following the day on which the Insurers shall have received notice of nonpayment, whichever is later. The Paying Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the Issuer but only upon receipt by the Paying Agent, of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the respective Insurer. Upon such disbursement, the Insurer shall succeed to all of the rights of the Trustee in the bond, appurtenant coupon or right to payment of prinicpal or interest on such Security, as the case may be, including the right to payment thereof.

      In general, the insurance policies are noncancellable and will remain in force as long as the Securities insured by such policy remain outstanding. Insurance does not guarantee the market value of the Securities or the value of the Units. However, any such insurance may be considered to represent an element of market value in regard to the Securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted. The insurance also does not guarantee the premium paid for a Security that is called for redemption prior to maturity.

      In determining to insure Securities, each Insurer has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Securities by the Sponsor. To the extent the Insurer's standards are more restrictive than those of the Sponsor, a Trust's investment criteria have been limited with respect to the Securities insured to the more restrictive standards. The cost of the insurance has been paid either by the Issuers at the time of issuance or by other entities or by the Sponsor on the Date of Deposit.

Insurance on the Securities in the Portfolio of an Insured Trust--Insurers

AMBAC Indemnity Corporation

      AMBAC Indemnity Corporation (``AMBAC Indemnity'') is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin. Such regulation, however, is no guarantee that AMBAC Indemnity will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. AMBAC Indemnity is licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $1,490,000,000 and statutory capital (unaudited) of approximately $839,000,000 as of June 30, 1992. Statutory capital consists of statutory contingency reserve and AMBAC Indemnity's policyholders' surplus. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held Company. Moody's Investors Service, Inc. and Standard & Poor's Corporation have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Connie Lee Insurance Co.

      Connie Lee Insurance Co. (``Connie Lee''), a Wisconsin stock insurance company, is owned by the College Construction Loan Insurance Association, an insurance holding company authorized and established by Congress as a private corporation under the laws of the District of Columbia. The legislation establishing the company stipulated that it provide a mix of direct insurance and reinsurance business to issuers incurring debt obligations for an ``educational facilities purpose.'' The enabling legislation calls for Connie Lee to provide credit enhancement services to colleges, universities, teaching hospitals, and other educational institutions. As of September 30, 1992, policyholders' surplus (unaudited) was $101,704,000, stockholders' equity (unaudited) was $133,515,000 and total assets (unaudited) were $180,800,000. Standard & Poor's Corporation has rated the claims-paying ability of Connie Lee ``AAA''.

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Capital Guaranty Insurance Company

      Capital Guaranty Insurance Company (``Cap. Gty.''), a Maryland-domiciled insurance company, which was incorporated in Maryland on June 25, 1986, and commenced its operations in November 1986 is a wholly-owned subsidiary of Capital Guaranty Corporation. Capital Guaranty Corportion is owned by Constellation Investments Inc. (an affiliate of Baltimore Gas & Electric Company), Fleet Financial Group Inc., Safeco Corp., Sibag Finance Corp. (and affiliate of Siemens A.G.) and United States Fidelity and Guaranty Company (``USF&G'') and management. Cap. Gty. a monoline financial guaranty insurer insures general obligation, tax supported and revenue bonds structured as tax-exempt and taxable securities as well as selectively insures taxable corporate/asset backed securities. Cap. Gty.'s insured portfolio currently includes over $13 billion in total principal and interest insured. As of September 30, 1992, the total policyholders' surplus of Cap. Gty. was $128,424,292 (unaudited), and the total admitted assets were $219,899,728 (unaudited) as reported to the Insurance Department of the State of Maryland. Standard & Poor's Corporation has rated the claims-paying ability of Cap. Gty. ``AAA.''

Financial Security Assurance

      Financial Security Assurance (``FSA'') is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. FSA is approximately 91.6% owned by US WEST, Inc. and 8.4% owned by Tokio Marine and Fire Insurance Co., Ltd. (``Tokio Marine''). US WEST, Inc. operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and mid-western United States. Tokio Marine is a major Japanese property and casualty insurance company. No shareholder of FSA is obligated to pay any debt of FSA or any claim under any insurance policy issued by FSA or to make any additional contribution to the capital of FSA. FSA and its two wholly-owned subsidiaries are licensed to engage in financial guaranty insurance business in 48 states, the District of Columbia and Puerto Rico.

      FSA and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities.

      Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis.

      As of June 30, 1992, the Unearned premium reserve of FSA was $208,438,000 (unaudited) and its total shareholder's equity was $590,544,000 (unaudited). FSA's claims-paying ability is rated ``Aaa'' by Moody's Investors Service, Inc. and ``AAA'' by Standard & Poor's Corporation.

Industrial Indemnity Company

      Industrial Indemnity Company (``IIC'') is a wholly-owned subsidiary of Crum and Forster, Inc. Crum and Foster, Inc. also wholly owns four other insurance company subsidiaries. The insurance written by IIC and said four subsidiaries is pooled pursuant to a Reinsurance Participation Agreement among such five companies. The total assets and policyholders' surplus of such five companies on a combined statutory basis as of June 30, 1992 was $9,534,089,276 and $1,545,631,405, respectively. Standard & Poor's Corporation has rated the claims-paying ability of IIC ``A+.''

MBIA

      The insurance companies comprising MBIA and their respective percentage liabilities are as follows: The Aetna Casualty and Surety Company, thirty-three percent (33%); The Fireman's Fund Insurance Company, thirty percent (30%); The Travelers Indemnity Company, fifteen percent (15%); Cigna Property and Casualty Company, twelve percent (12%); and The Continental Insurance Company, ten percent (10%). All policies are individual obligations of the participating insurance companies and their obligations thereunder cannot be increased beyond their percentage commitment, therefore, each company will not be obligated to pay any unpaid obligation of any other member of MBIA. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations. The total New York statutory assets of the participating insurance companies as of December 1991 was $34,804,892,000. Standard & Poor's Corporation rates all new issues insured by MBIA ``AAA'' and Moody's Investors Service rates all bond issues insured by MBIA ``Aaa''.

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MBIAC

      MBIAC is the principal operating subsidiary of MBIA, Inc. MBIA, Inc. is not obligated to pay the debts of or claims against MBIAC. MBIAC is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licenced to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

      As of June 30, 1992, MBIAC had admitted assets (unaudited) of $2.3 billion, total liabilities (unaudited) of $1.6 billion, and total capital and surplus (unaudited) of $746 million, in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's Corporation rates all new issues insured by MBIAC and Moody's Investors Service rates all bond issues insured by MBIAC ``AAA'' and ``Aaa'', respectively.

FINANCIAL GUARANTY

      Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York and located at 175 Water Street, New York, New York 10038, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January, 1984. FGIC Corporation is a wholly-owned subsidiary of General Electric Capital Corporation. FGIC Corporation and General Electric Capital Corporation are not obligated to pay the debts of or the claims against Financial Guaranty.

      Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust portfolios, provides insurance for all or portions of new issues of municipal bonds and notes and municipal bonds and notes held by mutual funds. Financial Guaranty expects to provide other forms of financial guaranties in the future. It is also authorized to write fire, property damage liability, workmen's compensation and employer's liability and fidelity and surety insurance. As of September 30, 1992, the total capital and surplus of Financial Guaranty was approximately $601,985,000. Although the Sponsor has not undertaken an independent investigation of Financial Guaranty, the Sponsor is not aware that the information herein is inaccurate or incomplete. Fitch Investors Service Inc., Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty ``AAA'', ``AAA'' and ``Aaa,'' respectively.

      Financial Guaranty is currently authorized to provide insurance in 49 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its commitments or contracts of insurance in the event claims should be made thereunder at some time in the future.

      The information contained above relating to the above referenced insurers has been furnished by publicly available sources including the respective insurers. The financial information contained herein is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof, but the Sponsor is not aware that the information herein is inaccurate or incomplete.

      Because the Securities in an Insured Trust are insured by the Insurance Companies as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the Insurance Companies, Standard & Poor's Corporation has assigned a ``AAA'' investment rating to Units of certain Insured Trusts. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See ``Bond Ratings''.) The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the ``AAA'' investment rating with respect to the Securities or Units will be maintained.

Objectives and Securities Selection

      The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio consisting primarily of long-term (intermediate term or selected term in the case of certain Trusts) state, municipal and public authority debt obligations, and (with a certain exception discussed above) the conservation of capital. In addition, in the opinion of counsel, interest income of each State Trust is exempt, to the extent indicated, from state and any local income taxes in the state for which such State Trust is named. There is, of course, no guarantee that a Trust's objectives will be achieved.

      In selecting Securities for a Trust, the following factors, among others, were considered (a) ratings as of the Date of Deposit of A or better by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. except for certain Trusts rated BBB or better (or in the case of a certain National Municipal Trust B or better) by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. or comparable credit characteristics in the opinion of the Prudential Investment Corporation, the Sponsor's affiliate, (b) maturities or mandatory payment dates consistent with the life of a Series, (c) price (and market discount in the case of Securities in any Discount Series) of the Securities relative to other securities of comparable quality and maturity, (d) the availability, rating of the claims paying ability of an insurer, and cost of insurance of the scheduled payment of principal and interest, when due, on the Securities in an Insured Series, (e) diversification of the Securities as to purpose and location of Issuer (purpose only in the case of State Trusts) and (f) all the Securities are obligations of the states, counties, territories or municipalities of the United States and authorities or political subdivisions thereof, so that the interest on them will in the opinion of bond counsel to the issuing government authorities, be exempt from Federal income tax under existing Federal law.

      The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities (See ``Sponsor--Responsibility'').

      A Trust may contain Securities which were acquired through the Sponsor's participation as sole underwriter or manager or as a member of the underwriting syndicate for such Securities. (See Part A--``Portfolio Summary,'' herein.) An underwriter typically purchases securities, such as the Securities in any Trust, from the Issuer on a negotiated or competitive bid basis in order to market such securities to investors at a profit.

      The yields on Securities of the type deposited in each Trust are dependent on a variety of factors, including interest rates, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings represent the opinions of the rating organizations as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon with different ratings may have the same yield.

The Units

      On a recent date each Unit in a Trust represented a fractional undivided interest in the principal and net income of such Trust as is set forth in Part A--``Summary of Essential Information.'' If any Units are redeemed after such date by the Trustee, the face amount of Securities in such Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased although the relative interest in the Trust represented by each such Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder, which may include the Sponsor, or until the termination of the Trust. (See ``Amendment and Termination of the Indenture--Termination.'')

Estimated Annual Income Per Unit

      On a recent date, the Estimated Net Annual Income per Unit of a Trust was the amount set forth above under Part A--``Summary of Essential Information.'' This figure is computed by dividing the estimated annual income per Unit (i.e., less estimated annual fees and expenses of the Sponsor, the Trustee, counsel and the Evaluator), ignoring any original issue discount, by the number of Units outstanding. Thereafter, the estimated net annual income per Unit for a Trust will change whenever Securities mature, are redeemed or are sold, or as the expenses of a Trust change. The fees of the Trustee, the Sponsor, counsel and the Evaluator are subject to change without the consent of Unit Holders. (See ``Expenses and Charges,'' herein.)

      Interest on the Securities, less estimated expenses of a Trust, is expected to accrue at the daily rate shown under Part A--``Summary of Essential Information,'' herein. This rate will change as Securities mature, are redeemed or are sold, or as the expenses of a Trust change.

      The Public Offering Price will vary due to fluctuations in the bid side evaluations of the Securities and the net annual income per Unit may change as Securities mature, are redeemed or are sold or as the expenses of a Trust change.

                                   TAX STATUS

      In the opinion of bond counsel to the issuing governmental authorities, interest income on the Securities comprising the Portfolio of each Trust is (except in certain instances depending upon the Unit Holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance and, in the case of each state series, the specified state and local income tax with respect to individuals resident in such state and locality. In the case of Securities issued at a time when the 1954 Code was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the ``Code'' or the ``1986 Code'') has not adversely affected the exemption from Federal income tax of interest income on such Securities. Gain (exclusive of any earned original issue discount) realized on sale or redemption of the Securities or on sale of a Unit is, however, includable in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Securities selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

      In the opinion of Messrs. Cahill Gordon & Reindel, special counsel for the Sponsor, under existing law:

           None of the Trusts is an association taxable as a corporation for Federal income tax purposes, and interest on an underlying Security which is exempt from Federal income tax under the Code when received by a Trust will retain its status as tax exempt interest for Federal income tax purposes to the Unit Holders.

           Each Unit Holder will be considered the owner of a pro rata portion of a Trust's assets under Sections 671-678 of the Code. Each Unit Holder will be considered to have received his pro rata share of interest derived from a Trust's assets when it is received by the Trust and each Unit Holder will have a taxable event when an underlying Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a Unit Holder is allocated among each of the underlying Securities (in accordance with the proportion of a Trust's assets comprised by each Security) in order to determine his per Unit tax cost for each Security, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Security. Therefore, under some circumstances a Unit Holder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost.

      If proceeds received by a Trust upon the sale or redemption of an underlying Security exceed a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by a Trust upon the sale or redemption of an underlying Security are less than a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a loss for tax purposes to the extent of such difference. Under the Code net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such capital gain, may, however result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

      In the case of certain of the underlying Securities comprising the Portfolio of a Trust, the opinions of bond counsel indicate that although interest on such underlying Securities is generally exempt from Federal income tax, such underlying Securities are ``industrial development bonds'' under the 1954 Code or ``private activity bonds'' under the 1986 Code as those terms are defined in the relevant Code provisions, and interest on such underlying Securities will not be exempt from Federal income tax for any period during which such underlying Securities are held by a ``substantial user'' of the facilities financed by the proceeds of such underlying Securities (or a ``related person'' to such a ``substantial user''). In the opinion of Messrs. Cahill Gordon & Reindel, interest attributable to such underlying Securities (although not subject to Federal income tax to the Trust), if received by a Trust for the account of a Unit

Holder who is such a ``substantial user'' or ``related person,'' will be taxable (i.e., not tax exempt) to the same extent as if such underlying securities were held by the Unit Holder directly as owner. No investigation as to the users or of the facilities financed by the underlying Securities has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

      Furthermore, exemption of interest on a security from regular federal income tax requires that the issuer of the security (or other user of the security proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A security may provide that if a loss of exemption is determined to have occurred, the security is immediately due and payable; and, in the case of a secured security, that the security can be reached if the security is not then paid. If such a loss of exemption were to occur and the security did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the security, the affected security would likely be sold as a taxable security. Sale of a security as a taxable security would likely result in a realization of proceeds less than the cost of the security.

      Persons in receipt of Social Security benefits should be aware that the amount of Social Security benefits includible in gross income for a taxable year is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of ``modified adjusted gross income'' plus one-half of the Social Security benefits exceeds a ``base amount''. The base amount is (a) $25,000 for an unmarried taxpayer, (b) $32,000 for married taxpayers filing a joint return, and (c) zero for married taxpayers not living apart who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Securities. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income, and therefore may be taxable.

      THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER ANY OTHER FEDERAL TAX LAW OR UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS. (See ``Rights of Unit Holders--Reports and Records.'')

      The Portfolio of a Trust may contain zero coupon bond(s) or one or more other Securities which were originally issued at a discount (``original issue discount''). In general, original issue discount can be defined as the difference between the price at which a Security was issued and its stated redemption price at maturity. In the case of a Security issued before September 4, 1982, original issue discount is deemed to accrue (be ``earned'') as tax-exempt interest ratably over the period from the date of issuance of the Security to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of an original issue discount Security in a Portfolio is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder is entitled, however, to exclude from gross income that portion of such gain attributable to accrued interest and the ``earned'' portion of original issue discount.

      In the case of a Security issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Security over the sum of the issue price and the accrued original issue discount on the acquisition date). The Unit Holder's tax basis in the Security is increased by the amount of original issue discount that is deemed to accrue and is included in gross income by the Unit Holder while a Unit Holder holds his Units and the Trust holds the Security. The difference between the amount realized on a disposition of the Security (ex currently accrued interest) and the adjusted tax basis of the Security will give rise to taxable gain or deductible loss upon a disposition of the Security by a Trust (or a sale or redemption of Units by a Unit Holder).

      The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations will include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this preference.

      The Code also imposes an additional 12/100% ($12.00 per $10,000) environmental tax on the alternative minimum taxable income (determined without regard to any alternative tax net operating loss deduction) of a corporation in excess of $2,000,000 for each taxable year beginning before January 1, 1996. The environmental tax is an excise tax and is deductible for United States Federal income tax purposes (but not for purposes of the environmental tax itself). Although the environmental tax is based on alternative minimum taxable income, the environmental tax must be paid in addition to any Federal income taxes payable by the corporation.

      From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Securities in a Trust or to require treatment of such interest as a ``tax preference'' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. A Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax status of interest on Securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Securities in a Trust.

      In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in a Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units. Under the Code gain realized on sale or redemption of certain bonds attributable to market discount will be treated as interest income rather than capital gain. This provision does not apply to bonds yielding tax-exempt income.

New York Trust

           In the opinion of Messrs. Cahill Gordon & Reindel, special New York counsel on New York tax matters, under existing law:

           Under the income tax laws of the State and City of New York, the income of each Trust will be treated as the income of its Unit Holders.

           Interest on the underlying debt obligations which is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest to its Unit Holders. (Interest on the underlying obligations in the New York Trust is, however, not excludable from income in determining the amount of the income-based (i) New York State franchise taxes on business and financial corporations or (ii) the New York City general corporation tax and the New York City financial corporation tax.) The minimum income taxes imposed by New York State and New York City on individuals, estates and trusts exclude from their taxable bases the Federal tax preference item with respect to tax-exempt interest.

           Non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of the State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or City resident should determine his basis and holding period for his Units in the same manner for New York State and City personal income tax purposes as for Federal income tax purposes.

Insured Prudential Unit Trusts--Date of Deposit on or prior to May 22, 1985

      Messrs. Cahill Gordon & Reindel, relying upon the opinion of Brown & Wood, mentioned below as to proceeds received under a Financial Guaranty Policy, and on the assumptions mentioned below regarding proceeds received under policies of other insurers, are also of the opinion that (i) proceeds received pursuant to the terms of such insurance policies which represent matured interest on a defaulted obligation will be excludable from gross income under the personal income tax laws of the State and City of New York, if and to the same extent such interest would have been so excludable if paid by the Issuer of such defaulted obligation and (ii) assuming that each of the other insurance policies has been validly issued, is of standard form with respect to subrogation and does not relieve the Issuer of the Security of its obligations thereunder, proceeds received under such insurance policies representing matured interest on a defaulted obligation will likewise be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

Insured Prudential Unit Trusts--Date of Deposit on or prior to April 2, 1986

      Messrs. Cahill Gordon & Reindel, relying upon the opinion of Brown & Wood mentioned below as to proceeds received under a Financial Guaranty Policy, are also of the opinion that proceeds received pursuant to the terms of such insurance policy which represents matured interest on a defaulted obligation will be excludable from gross income under the personal income tax laws of the State and City of New York, if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

           In the case of Securities insured as of the Date of Deposit by Financial Guaranty, in the opinion of Brown & Wood, as a special tax counsel for Financial Guaranty:

           ``[A]ny proceeds received pursuant to the terms of the [i]nsurance [p]olic[y] [issued by Financial Guaranty in respect of the Securities in the Trust] which represent maturing interest on defaulted obligations will be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligations.''

Insured Prudential Unit Trusts--Date of Deposit after April 2, 1986 and National Municipal Trusts

      Furthermore, assuming that the applicable insurance policy has been validly issued, is of standard form with respect to subrogation and does not relieve the Issuer of the Security of its obligations thereunder, Messrs. Cahill Gordon & Reindel are of the opinion that proceeds received under the insurance policy representing matured interest on a defaulted obligation will be excludable from Federal gross income and from New York State gross income under the personal income tax laws of the State and City of New York if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

      Opinions relating to the validity of the underlying Securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuing governmental authorities. It is the view of the Prudential Investment Corporation, the Sponsor's affiliate, that interest on the Securities will not be a tax preference item unless otherwise indicated on the ``Schedule of Portfolio Securities'' as Securities the interest on which is in the opinion of bond counsel, treated as a tax preference item for alternative minimum tax purposes. See ``Schedule of Portfolio Securities''. Neither the Sponsor nor its counsel have made any review of proceedings relating to the issuance of underlying Securities or the bases for bond counsel's opinions or the view of the Prudential Investment Corporation, the Sponsor's affiliate. The Sponsor and its Counsel are, however, aware of nothing which would indicate to the contrary.

      Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

      The Public Offering Price of Units is computed by adding to the aggregate bid price of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, dividing such sum by the number of Units outstanding, and then adding a sales charge as set forth in the tables below under Volume Discount. A proportionate share of accrued and undistributed interest on the Securities to the settlement date for Units purchased is also added to the Public Offering Price.

      The Public Offering Price on a date subsequent to the date listed on the ``Summary of Essential Information'' in Part A may vary from the Public Offering Price set forth on the ``Summary of Essential Information'' in accordance with fluctuations in the evaluation of the underlying Securities in the Trust.

      The aggregate bid prices of the Securities in a Trust, as is appropriate, shall be determined for a Trust by the Evaluator in the following manner: (a) on the basis of current bid prices for the Securities as obtained from investment dealers or brokers (including the Sponsor) who customarily deal in securities comparable to those held in the Trust, (b) if there is no market for such securities, and bid prices are not available, prices for comparable securities,
(c) by determining the value of the Securities on the bid side of the market by appraisal, or (d) by any combination of the above. Unless a Security is in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Portfolio Insurance obtained by a Prudential Unit Trusts Insured Trust or to an Insured Trust's right to secure Permanent Insurance with respect to such Security in the event of a sale of such

Security. The value of insurance obtained for a security by the Issuer of a Security or by the Sponsor on the Date of Deposit is reflected and included in the market value of such Security. Evaluations for purposes of secondary market transactions by the Sponsor and redemptions by the Trustee will be made each business day as of the Evaluation Time, effective for all redemptions made subsequent to the last preceding determination.

      The Evaluator will consider in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the ``Defaulted Security'') and which are covered by Portfolio Insurance obtained by an Insured Trust and which may be covered by Permanent Insurance upon a sale of a Defaulted Security, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance.

Public Distribution

      Unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price, plus accrued interest.

      The Sponsor intends to qualify Units for sale in states selected by the Sponsor, to be sold by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. In the State of Virginia, Units of a State Trust will not be offered for sale. Sales to dealers will initially be made at prices which include a concession per Unit as stated below, but subject to change from time to time at the discretion of the Sponsor.

      The dealer concession per Unit, which is subject to change, at the discretion of the Sponsor, is currently 73% of the sales charge per Unit.

      Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

      In addition, sales of Units may be made pursant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' conscessions. The Glass-Steagall Act prohibits banks from underwriting certain securities, including Units of the Trust; however, this Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are impermissible under this Act. In Texas, any bank making Units available must be registered as a broker-dealer in that State.

Secondary Market

      While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units of each Trust and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price. (See Part A--``Summary of Essential Information,'' herein.) The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid prices of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, plus accrued interest, deducting therefrom expenses of the Trustee, Evaluator, Sponsor and counsel, and taxes, if any, and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price, plus accrued interest. Any profit or loss resulting from the resale of such Units will belong to the Sponsor.

      If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units. In such event, Unit Holders (including the Sponsor) may redeem their Units through the Trustee at the Redemption Price which is based upon the aggregate bid price of the Securities. (See ``Rights of Unit Holders--Redemption--Computation of Redemption Price

Per Unit.'') In no event will the price offered by the Sponsor for the repurchase of Units be less than the current Redemption Price for those Units. (See ``Rights of Unit Holders--Redemption,'' herein.)

Profit of Sponsor

      The Sponsor receives a sales charge as set forth in the tables below. On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge. (See ``Public Distribution,'' herein).

      The Sponsor may realize profits (or sustain losses) due to daily fluctuations in the prices of the Securities in a Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

      The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units (based on the bid side evaluation of the Securities in a Trust) and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units (also based on the bid side evaluation of the Securities in a Trust), as the case may be.

Volume Discount

      Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount altogether.

      The sales charge per Unit will be reduced for sales to any person of at least 100 Units of the indicated trust pursuant to the following graduated scales:

                                                           Sales Charge
----------------------------------------------------------------------------------------------------------------------------------
                            Prudential Unit Trusts Composed                                    Prudential Unit Trusts Composed
                                of Long Term Securities                                          of Selected Term Securities
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       5.50  %          5.820      %        Less than 100 Units....       3.50  %          3.627      %
100-249 Units..........       5.00  %          5.263      %        100-249 Units..........       3.00  %          3.092      %
250-499 Units..........       4.25  %          4.439      %        250-499 Units..........       2.25  %          2.302      %
500-749 Units..........       3.75  %          3.896      %        500-749 Units..........       1.50  %          1.523      %
750-999 Units..........       3.00  %          3.092      %        750-999 Units..........       1.00  %          1.010      %
1,000 Units or more....       2.25  %          2.302      %        1,000 Units or more....       0.75  %          0.756      %

                           National Municipal Trust National
                           Series, Multistate Series, Insured
                             Series (except for the Insured
                              Series) (10-15 Year Average
                               Maturity Program) and the                                           National Municipal Trust
                              Selected Credit Trust Series                                         Intermediate Term Trusts
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       5.50  %          5.820      %        Less than 100 Units....       4.50  %          4.712      %
100-249 Units..........       5.00  %          5.263      %        100-249 Units..........       4.00  %          4.167      %
250-499 Units..........       4.50  %          4.712      %        250-499 Units..........       3.50  %          3.627      %
500-749 Units..........       4.25  %          4.439      %        500-749 Units..........       3.00  %          3.093      %
750-999 Units..........       4.00  %          4.167      %        750-999 Units..........       2.50  %          2.564      %
1,000 Units or more....       3.75  %          3.896      %        1,000 Units or more....       2.00  %          2.041      %

                                                                                                   National Municipal Trust
                                National Municipal Trust                                          Insured Series (10-15 Year
                                    Discount Series                                               Average Maturity Program)
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       6.00  %          6.383      %        Less than 100 Units....       4.90  %          5.152      %
100-249 Units..........       5.50  %          5.820      %        100-249 Units..........       4.50  %          4.712      %
250-499 Units..........       5.25  %          5.541      %        250-499 Units..........       4.25  %          4.439      %
500-999 Units..........       5.00  %          5.263      %        500-999 Units..........       4.00  %          4.167      %
1,000 Units or more....       4.50  %          4.712      %        1,000 Units or more....       3.25  %          3.359      %

      The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

      Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

      The Sponsor intends to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of a Trust at a price equal to the bid side evaluation of the Securities in a Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit, subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

                                EXCHANGE OPTION

      Unit Holders may elect to exchange any or all of their Units of this series of the National Municipal Trust or Prudential Unit Trusts for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trusts''). Such units may be acquired at prices based on reduced sales charges per unit. The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option. Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

      This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder resides. While it is the Sponsor's intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit Holder.

      Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit Holder will be permitted to add cash in an amount to round up to the next highest number of whole units. When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

      To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

      The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Securities in the Portfolio plus accrued interest. Units of the Exchange Trust will be sold to the Unit Holder at a price equal to the Public Offering Price per unit of the securities in that portfolio plus accrued interest and the applicable sales charge of $15 per Unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit Holder.

      Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Trust at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

      For example, assume that a Unit Holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

Tax Consequences

      An exchange of Units pursuant to the Exchange Option will generally constitute a ``taxable event'' under the Code, i.e. a Unit Holder will recognize a gain or loss at the time of the exchange. However, an exchange of Units of a series of the National Municipal Trust or Prudential Unit Trusts for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying Securities in each trust do not differ materially either in kind or in extent. Unit Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

                              REINVESTMENT PROGRAM

      Distributions of interest and principal, if any, are made to Unit Holders monthly for Prudential Unit Trusts and monthly, quarterly or semiannually for a National Municipal Trust. The Unit Holder will have the option of either receiving his income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor whose investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such funds' lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct interest distributions and principal distributions, if any, to the designated fund. The Reinvestment Program does not involve insured securities. The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in this reinvestment program will apply to all Units of a Trust owned by such Unit Holder. The Unit Holder should read the prospectus for a reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Fees

      The Portfolio supervision fee (the ``Supervision Fee''), which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Securities in a Trust at the beginning of each calendar year.

      The Supervision Fee, which is not to exceed the amount (set forth in Part A--``Summary of Essential Information'') per $1,000 face amount of Securities in a Trust, may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of the National Municipal Trust or Prudential Unit Trusts in any calendar year exceed the aggregate cost to it and/or an affiliate thereof of supplying such services in such year. For a description of the Portfolio supervisory services to be provided by the Sponsor and/or an affiliate thereof, see ``Sponsor--Responsibility.'' The Supervision Fee will be paid to the Sponsor by a Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has agreed to advise the Sponsor regarding the Sponsor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

      The cost of the Portfolio Insurance obtained by an Insured Trust is an annual amount set forth in Part A-- ``Summary of Essential Information'' and is payable so long as such Insured Trust retains the Securities thus insured. Premiums for the Portfolio Insurance are payable monthly in advance by the Trustee on behalf of an Insured Trust. As Securities in the Portfolio are redeemed by their respective Issuers or are sold by the Trustee, the amount of premium will be reduced to reflect elimination of those Securities no longer owned by and held in an Insured Trust. Securities for which insurance has been obtained by the Issuer from Financial Guaranty are also covered by the Portfolio Insurance but no premium is charged for the insurance obtained by an Insured Trust on such Securities. Securities for which insurance has been obtained by an Issuer from insurance companies other than Financial Guaranty are also covered by an Insured Trust's Portfolio Insurance but the premiums for insurance obtained by an Insured Trust on such Securities reflect the existence of the insurance obtained by the issuer from such other insurance companies. The premiums payable for Permanent Insurance with respect to a Security will be paid solely from the proceeds of the sale of such Security in the event the Trustee exercises the right to obtain Permanent Insurance on the Security.

      For its service as Trustee under the Indenture, the Trustee receives an annual fee in the amount set forth under Part A--``Summary of Essential Information.''

      For each evaluation of the Securities in a Trust, the Evaluator will receive a fee in the amount set forth under Part A--``Summary of Essential Information.''

      The Supervision Fee accrues quarterly but is paid annually, and the Trustee's fees and the Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account, to the extent funds are available, and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification ``All Services Less Rent'' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture.

Other Charges

      The following additional charges are or may be incurred by a Trust as more fully described in the Indenture (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) all taxes and various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any losses, liabilities or expenses incurred by it in the administration of a Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of a Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or a Trust under Federal or state securities laws so long as the Sponsor is maintaining a market for the Units.

      The fees and expenses set forth herein for a Trust are payable out of such Trust and when so paid by or owing to the Trustee are secured by a lien on such Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts. To the extent Securities are sold, the size of such Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

                             RIGHTS OF UNIT HOLDERS

Certificates

      Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

      Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit Holder may be required to pay $2.00 per certificate reissued or transferred, and will be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated Certificates should be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

      Interest and principal received by a Trust will be distributed on each Distribution Date on a pro rata basis to Unit Holders of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit Holders on previous Distribution Dates. (See Part A--``Summary of Essential Information,'' and ``Expenses and Charges'' and ``Rights of Unit Holders--Redemption'' herein.)

      The Trustee will credit to the Interest Account all interest received by a Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee as of each Record Date. (See ``Summary of Essential Information'' in Part A.) Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to Unit Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount including such Unit Holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the ``Interest Distribution'') plus such Unit Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Interest Distribution per Unit initially set forth under ``Summary of Essential Information'' in Part A will change as the income and expenses of the Trust change, as Securities are exchanged, redeemed, paid down or sold.

      Normally, interest on the Securities in the Portfolio is paid on a semi-annual basis. Because interest is not received by a Trust at a constant rate throughout the year, any Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctations in interest distributions resulting from such variances, the Trustee is required by the Indenture to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Securities for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Securities by reducing the amount otherwise distributable per Unit with respect to one or more Interest Distributions. If Units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit Holder will be subject to a greater pro rata reduction in his Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit Holders and are available for use by United States Trust Company of New York, pursuant to normal banking procedures.

      In addition, because of the varying interest payment dates of the Securities comprising a Trust's Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit Holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit Holder sells all or a portion of his Units a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Unit Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include accrued interest. (See ``Rights of Unit Holders-- Redemption--Computation of Redemption Price per Unit.'')

      Purchasers of Units who desire to receive National Municipal Trust distributions on a semiannual or quarterly basis may elect to do so at the time of purchase if such option is available. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the twentieth day of the preceding month, record dates for quarterly distributions will be the twentieth day of March, June, September and December, and record dates for semiannual distributions will be the twentieth day of June and December.

      The plan of distribution selected by a Unit Holder will remain in effect until changed. Unit Holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. If more than one payment option is available, the Trustee will furnish each Unit Holder a card in November of each year, to be returned to the Trustee by December 20 of such year if the Unit Holder desires to change his plan of distribution. Unit Holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit Holder will be deemed to have elected to continue with the same plan for the following twelve months.

      As of the first or twentieth day of each month for Prudential Unit Trusts and each National Municipal Trust, respectively, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trust. (See ``Expenses and Charges.'') The Trustee may also withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets for purposes of determining the amount of distributions until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See ``Rights of Unit Holders--Redemption.'') The Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which it has made in anticipation of the receipt by the Trust of interest in respect of Securities which subsequently fail to pay interest when due.

Reports and Records

      The Trustee shall furnish Unit Holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Securities fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Securities, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Securities which such security represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Security. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit Holder of record, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities), and, if the Issuers of the Securities are located in different states or possessions or in the Commonwealth of Puerto Rico, the percentage of such interest by such states or other jurisdictions, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest and any premium paid to obtain Permanent Insurance), deductions for payments of applicable taxes and for fees and expenses of a Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

      The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit Holders upon request.

      The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit Holders, certificates issued or held, a current list of Securities in the portfolio and a copy of the Indenture.

Redemption

Tender of Units

      Units may be tendered to the Trustee for redemption at its corporate trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

      Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

      Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the ``Summary of Essential Information'' in Part A on the date of tender. (See ``Redemption--Computation of Redemption Price per Unit.'') The ``date of tender'' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the first day after such date on which the New York Stock Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption, see ``Redemption--Purchase by the Sponsor of Units Tendered for Redemption.''

      Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of a Trust will be reduced.

      The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trustee is not liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

Computation of Redemption Price per Unit

      The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Securities in a Trust (or contracts for Securities to be acquired by a Trust) as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in a Trust (or contracts for securities to be acquired by a Trust) on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in a Trust, and accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of a Trust, (b) the accrued expenses of a Trust, and (c) cash held for distribution to Unit Holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the fifth business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Securities in a Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the Portfolio Insurance obtained by an Insured Trust on a Security or to an Insured Trust's right to obtain Permanent Insurance on such Security in the event of its sale of such Security, unless such Security is in default in payment of principal or interest or in significant risk of such default. Securities insured under a policy obtained by the Issuer thereof or by the Sponsor on the Date of Deposit are entitled to the benefits of such insurance at all times and
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
such benefits are reflected and included in the market value of such Securities. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance--Insured to Maturity.'')

Purchase by the Sponsor of Units Tendered for Redemption

      The difference between the bid and offering prices of the Bonds may be expected to average 1 1/2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. The price at which Units may be redeemed could be less than the price paid by the Unit Holder.

      The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See ``Public Offering of Units--Secondary Market.'') Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

      The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See ``Public Offering of Units--Public Offering Price.'') Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower resale or redemption price subsequent to its acquisition of such Units. (See ``Public Offering of Units--Profit of Sponsor.'')

                                    SPONSOR

      Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

      Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series) and for Class B shares of Global Utility Fund, Nicholas-Applegate Fund, Inc. (Growth Equity Fund), Prudential California Municipal Fund (California Series), Prudential Equity Fund, Prudential Equity Income Fund, Prudential FlexiFund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Plus Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertibleR Plus Fund, Prudential Multi-Sector Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Prudential Research Fund, Prudential Short-Term Global Income Fund, Prudential Strategic Income Fund, Prudential Total Return Fund, Prudential U.S. Government Fund, and Prudential Utility Fund.

Limitations on Liability

      The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from any action in good faith or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities, except in case of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See ``Sponsor--Responsibility.'')

Responsibility

      Although the Sponsor and Trustee do not presently intend to dispose of insured Securities in the event of default, nevertheless, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in a Trust upon the happening of certain events, including without limitation, the following:

      1. Default in the payment of principal or interest on any Security when due and payable,

      2. Institution of legal proceedings seeking to restrain or enjoin the payment of any Security or attacking their validity,

      3. A breach of covenant or warranty which could adversely affect the payment of debt service on the Security,

      4. Default in the payment of principal or interest on any other outstanding obligations of the same Issuer of any Security,

      5. In the case of a Security that is a revenue bond, a fall in revenues, based upon official reports, substantially below the estimated revenues calculated to be necessary to pay principal and interest,

      6. A decline in market price to such an extent, or such other market or credit factor, as in the opinion of the Sponsor would make retention of a Security detrimental to a Trust and to the interests of the Unit Holders,

      7. Refunding or refinancing of the Security, as set forth in the Indenture, or

      8. The loss of Federal income tax exemption with respect to interest on the Security, and, in case of an Insured Trust, a determination by the Sponsor that any insurance that may be applicable to the Security cannot be relied upon to maintain the interests of such Insured Trust to at least as great an extent as such disposition.

      The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities.

      It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an Issuer of any of the Securities to issue new obligations in exchange and substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the Issuer is in default with respect to such Security or in the judgment of the Sponsor the Issuer will probably default in respect to such Security in the foreseeable future.

      Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for any of the underlying Securities, the Trustee is required to give notice thereof to each Unit Holder, identifying the Securities eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

Resignation

      If at any time the Sponsor shall resign under the Indenture or shall fail to perform or be incapable of performing its duties thereunder or shall become bankrupt or if its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, or (2) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.

                                    TRUSTEE

      The Trustee is United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036 and a corporate trust office at 770 Broadway, New York, New York 10003. United States Trust Company of New York has, since its establishment in 1853, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in a Trust, the Trustee may use the services of the Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

      The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future laws of the United States or any other authority having jurisdiction.

Responsibility

      For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under ``Rights of Unit Holders'' and ``Sponsor--Resignation.''

Resignation

      By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If, among other reasons, the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                   EVALUATOR

      The Evaluator is Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

      The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Unit Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

      The Indenture requires the Evaluator to evaluate the Securities in a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their bid prices, see ``Public Offering of Units-- Public Offering Price.''

Resignation

      The Evaluator may resign or may be removed by the Sponsor, and in such event, the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

      The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit Holders; provided, that the Indenture may also be amended by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture may be waived) with the consent of Unit Holders owning 51% of the Units of a Trust at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event, however, shall the Indenture be amended to increase the number of Units issuable thereunder, to permit the deposit or acquisition of securities or other property either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities, or to provide the Trustee with the power to engage in business or investment activities not specifically authorized in the Indenture as originally adopted or so as to adversely affect the characterization of a Trust as a grantor trust for federal income tax purposes. In the event of any amendment, the Trustee is obligated to notify promptly all Unit Holders of the substance of such amendment.

Termination

      A National Municipal Trust may be terminated at any time by the consent of the holders of the percentage of the Units as specified in Part A--``Summary of Essential Information'' and certain National Municipal Trusts may be terminated at the Trustee's discretion when the value of a trust is within the dollar amounts specified in Part A-- ``Summary of Essential Information.'' Certain National Municipal Trusts must be terminated by the Trustee if the value of such a trust is less than the dollar amount specified in Part A--``Summary of Essential Information'' and certain other National Municipal Trusts must be terminated at the direction of the Sponsor if the value of such a trust is less than the dollar amount specified in Part A--``Summary of Essential Information.'' In the case of the Prudential Unit Trusts, a Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the value of the Trust as shown on the last business day of June or December in any year is less than 40% of the principal amount of the Securities initially deposited therein. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under ``Summary of Essential Information in Part A.'' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders. Within a reasonable period after termination, the Trustee will sell any Securities remaining in a Trust, and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts. The sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unit Holder upon termination may be less than the principal amount of Securities represented by the Units held by such Unit Holder.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Units offered hereby have been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor. Brown & Wood, One World Trade Center, New York, New York 10048, has acted as special tax counsel to Financial Guaranty with respect to the Federal income tax status of payments under Financial Guaranty policies to certain Insured Prudential Unit Trusts.

                                    AUDITORS

      The financial statements of the Trusts included in this Prospectus have been examined by Deloitte & Touche, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

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

                                 BOND RATINGS+

      All ratings except those identified otherwise are by Standard & Poor's Corporation.

Standard & Poor's Corporation

      A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

      The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to Standard & Poor's by the Issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default--capacity and willingness of the obligor as to the timely payments of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            AAA--This is the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

            A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

            BB, B, CCC, CC, C--Bonds which are rated BB, B, CCC, CC and C are regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            Plus (+) or Minus (-): The ratings from ``AA'' to ``CCC'' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Provisional Ratings: The letter ``p'' following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project,
------------------

+As described by the rating agencies.

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
     makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

            Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as ``investment grade'' ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

            In some circumstances the continuance of a security rating is contingent upon Standard & Poor's receipt of executed copy of an escrow agreement or the closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's Investors Service

      A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:

            Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as ``gilt edge''. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those municipal bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Conditional ratings, indicated by ``Con'' are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d)
                                       34
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
payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch Investors Service, Inc.

      A Brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

            AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

            A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            BBB--Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in ceconomic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

            BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

            B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

            CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

            C--Bonds are in imminent default in payment of interest or principal.

            DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

            Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA', `DDD', `DD' or `D' categories.

            Conditional--A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

            Suspended--A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

            Withdrawn--A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

            FitchAlert--Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as ``Positive'', indicating a potential upgrade, ``Negative'', for potential downgrade, or ``Evolving'', where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                       35
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

        Credit Trend--Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:


         Improving             up arrow
         Stable                left/right arrow
         Declining             down arrow
         Uncertain             up/down arrow

      Credit trend indicators are not predictions that any rating change will occur, and have a longer term time frame than issues placed on FitchAlert.

------------------

      NR--Not rated (credit characteristics comparable to A or better on the Date of Deposit except for certain trusts rated less than A or better on the Date of Deposit), indicates, among other things, that no rating has been requested, that there is insufficient information on which to base a rating or that a particular type of obligation is not rated as a matter of rating agency policy. Subsequent to the Date of Deposit the credit characteristics of the Issuers of the Securities may have changed. Currently, certain of the Securities in the Portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A--``Schedule of Portfolio Securities'' herein to ascertain the ratings on the Securities, if any, on the date of the Schedule of Portfolio Securities.

                                       36
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


            This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

            The facing sheet on Form S-6.

            The Prospectus.

            Signatures.

            Consent of independent public accountants and consent of evaluator; all other consents were previously filed.

            The following Exhibits:

    ****EX-3.(i)  -     Restated Certificate of Incorporation of Prudential
                          Securities Incorporated dated March 29, 1993.

    ****EX-3.(ii) -     Revised By-Laws of Prudential Securities Incorporated
                          as amended through March 5, 1993.

       +EX-4      -     Trust Indenture and Agreement dated February 16, 1984.

       *EX-23     -     Consent of Kenny S&P Evaluation Services, a division
                          of Kenny Information Systems, Inc. (as evaluator).

     ***EX-24     -     Powers of Attorney executed by a majority of the Board
                          of Directors of Prudential Securities Incorporated.

       *Ex-27     -     Financial Data Schedule.

        Ex-99     -     Information as to Officers and Directors of Prudential
                          Securities Incorporated is incorporated by reference to Schedules A and D of Form BD filed by Prudential Securities Incorporated pursuant to Rules l5b1-1 and l5b3-1 under the Securities Exchange Act of 1934 (1934 Act File No. 8-16267).

      **EX-99.a   -     Affiliations of Sponsor with other investment
                          companies.

      **EX-99.b   -     Broker's Blanket Policies, Standard Form No. 39 in the
                          aggregate amount of $62,500,000.

      ++EX-99.c   -     Investment Advisory Agreement.

_________________________

*     Filed herewith.

** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Prudential Unit Trusts, Insured Tax-Exempt Series 1, Registration No. 2-89263.

*** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust Series, Series 164, Registration No. 33-66108.

**** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust, Series 5, Registration No. 33-57992.

+ Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, First Put Series (14 Day Repurchase--Collateral Backed), Registration No. 2-88602.

++ Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Insured Series 43, Registration No. 33-29314.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, the registrant, National Municipal Trust, First Put Series (14 Day Repurchase--Collateral Backed) certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 17th day of November, 1995.

                              NATIONAL MUNICIPAL TRUST,
                              First Put Series (14 Day
                              Repurchase--Collateral Backed
                                (Registrant)

                              By PRUDENTIAL SECURITIES INCORPORATED
                                    (Depositor)

                              By the following persons,* who
                                 constitute a majority of the
                                 Board of Directors of Prudential
                                 Securities Incorporated

                                 Alan D. Hogan
                                 George A. Murray
                                 Leland B. Paton
                                 Vincent T. Pica
                                 Richard A. Redeker
                                 Hardwick Simmons
                                 Lee B. Spencer, Jr.

                              By /s/ Richard R. Hoffmann
                                 ---------------------------
                                      (Richard R. Hoffmann,
                                       First Vice President, as
                                       authorized signatory for
                                       Prudential Securities
                                       Incorporated and Attorney-
                                       in-Fact for the persons
                                       listed above)
_____________________

*     Pursuant to Powers of Attorney previously filed.

                              CONSENT OF COUNSEL

            The consent of counsel to the use of its name in the Prospectus included in this Registration Statement is contained in its opinion filed as
Exhibit 5 to the Registration Statement.

                    CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated September 29, 1995, accompanying the financial statements of the National Municipal Trust First PUT Series (14 Day Repurchase - Collateral Backed) included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


November 17, 1995
New York, New York